                                                                    EXHIBIT 10.1



                           THE NELO/ORCHARD PORTFOLIO
                           --------------------------

                          PURCHASE AND SALE AGREEMENT

                                     AMONG


                     ORCHARD INVESTMENT COMPANY NUMBER 315,
                     ORCHARD INVESTMENT COMPANY NUMBER 510,
                     ORCHARD INVESTMENT COMPANY NUMBER 606,
                     ORCHARD INVESTMENT COMPANY NUMBER 607,
                     ORCHARD INVESTMENT COMPANY NUMBER 609,
                     ORCHARD INVESTMENT COMPANY NUMBER 751,
                                      and
                     ORCHARD INVESTMENT COMPANY NUMBER 901,
                     each a California general partnership,

                                  AS SELLERS,

                                      AND

                        CARRAMERICA REALTY CORPORATION,

                            a Maryland corporation,

                                    AS BUYER


                             As of  August 27, 1996

                          PURCHASE AND SALE AGREEMENT




            This Purchase and Sale Agreement (this "Agreement") is entered into as of the 27th day of August, 1996 among (i) ORCHARD INVESTMENT COMPANY NUMBER 315, a California general partnership ("OIC 315"), ORCHARD INVESTMENT COMPANY NUMBER 510, a California general partnership, ("OIC 510"), ORCHARD INVESTMENT COMPANY NUMBER 606, a California general partnership, ("OIC 606"), ORCHARD INVESTMENT COMPANY NUMBER 607, a California general partnership, ("OIC 607"), ORCHARD INVESTMENT COMPANY NUMBER 609, a California general partnership, ("OIC 609"), ORCHARD INVESTMENT COMPANY NUMBER 751, a California general partnership, ("OIC 751"), and ORCHARD INVESTMENT COMPANY NUMBER 901, a California general partnership, ("OIC 901") (collectively, the "Sellers"), each with an address c/o New England Mutual Life Insurance Company ("TNE"), 501 Boylston Street, Boston, Massachusetts 02116-3700 and (ii) CARRAMERICA REALTY CORPORATION, a Maryland corporation with an address of 1700 Pennsylvania Avenue, NW, Washington, DC 20006 ("Buyer") with reference to the following facts:

                                    RECITALS

            A. OIC 315 is the owner of certain property commonly referred to as San Jose Orchard Business Park (Project No. 315) and more particularly described herein;

            B. OIC 510 is the owner of certain property commonly referred to as San Jose Orchard Business Park (Project No. 510) and more particularly described herein;

            C. OIC 606 is the owner of certain property commonly referred to as Orchard Centre (Project No. 606) and more particularly described herein;

            D. OIC 607 is the owner of certain property commonly referred to as Orchard Office Centre (Project No. 607/608) and more particularly described herein;

            E. OIC 609 is the owner of certain property commonly referred to as Orchard Centre II (Project No. 609) and more particularly described herein;

            F. OIC 751 is the owner of certain property commonly referred to as Orchard Rincon Centre (Project No. 751) and more particularly described herein;

            G. OIC 901 is the owner of certain property commonly referred to as Orchard Bayshore Centre (Project No. 901) and more particularly described herein; and

            H. Buyer desires to purchase from the Sellers and the Sellers desires to sell to Buyer the property described herein on the terms and conditions set forth herein.

            NOW, THEREFORE, IN CONSIDERATION of the foregoing and the mutual agreements herein set forth, and other valuable consideration, receipt of which is hereby acknowledged, the Sellers and Buyer agree as follows:

                                   ARTICLE I

            The Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from the Sellers, subject to the terms and conditions set forth herein, the following:

            1.1 Land. That certain land (the "Land") described in the form of Grant Deed attached as Exhibit 1.1 hereto (the "Deed") and all rights, privileges and easements respectively owned by the Sellers and appurtenant thereto.

            1.2 Improvements. All improvements and fixtures located on the Land (all of which are collectively referred to as (the "Improvements");

            1.3 Personal Property. All items of personal property owned by the Sellers (the "Personal Property") described in the form of Bill of Sale attached as Exhibit 1.3 hereto (the "Bill of Sale");

            1.4 Service Contracts and Intangibles. All of the agreements and contracts (the "Service Contracts") and intangibles, including, without limitation, Seller's right, title and interest in and to (i) all trade names and marks (in common with any others entitled thereto), (ii) all warranties and guaranties, and (iii) all permits and licenses (to the extent assignable) (the "Intangibles"), all as described in the form of Assignment of Contracts and Intangibles attached as Exhibit 1.4 hereto (the "Assignment of Contracts and Intangibles"); and

            1.5 Leases. All of the right, title and interest of the Sellers as landlord in and to the rental agreements and other leases of space in the Improvements, together with any guaranties and/or other security delivered to landlord thereunder (the "Leases") in effect on the Closing Date pursuant to an assignment in the form of Exhibit 1.5 hereto (the "Assignment of

Leases"), provided that the Sellers shall be entitled to delete from the copy of the Assignment of Leases that will be recorded in Santa Clara County Records any rent roll information as the Sellers reasonably deem to be confidential.

            1.6 "Property" and "Real Property" Defined. All of the items described in Sections 1.1, 1.2, 1.3, 1.4 and 1.5 above are hereinafter collectively referred to as the "Property." The items described in Sections 1.1, 1.2 and 1.5 are hereinafter referred to as the "Real Property."



                                   ARTICLE II
                                 PURCHASE PRICE

            2.1 Purchase Price; NYLICO Loans. The purchase price (the "Purchase Price") for the Property shall be the sum of One Hundred Twenty Million Dollars ($120,000,000.00), it being agreed that the Property is being conveyed subject to the five outstanding loans held by New York Life Insurance Company ("NYLICO"), as more particularly set forth on Exhibit 2.1 attached hereto ("NYLICO Loans"). Sellers have informed Buyer that as of July, 1996 the NYLICO Loans had an amortized balance of approximately $41,000,000.00. Accordingly, by way of example, if the same balance were outstanding on the date of closing, the Purchase Price due to Seller would be Seventy Nine Million Dollars ($79,000,000.00). Buyer shall be responsible for any transfer or assignment fee up to 1% of the then outstanding unamortized balance of the NYLICO Loans as of the Closing Date, plus any title insurance, legal fees and expenses charged by NYLICO in connection with the transfer.

                   (a) Allocation of Purchase Price. Buyer and the Sellers acknowledge that the Purchase Price shall be allocated among the Sellers as follows:

                   OIC 315  $  6,750,000.00
                   OIC 510  $ 15,900,000.00
                   OIC 606  $ 11,000,000.00
                   OIC 607  $ 10,550,000.00
                   OIC 609  $ 23,900,000.00
                   OIC 751  $ 21,400,000.00
                   OIC 901  $ 30,500,000.00

                   Total:   $120,000,000.00

            2.2 Payment of Purchase Price. The Purchase Price shall be paid as follows:

                   (a) Upon the execution and delivery of this Agreement, Buyer shall deliver to Chicago Title Insurance Company, 110 West Taylor Street, San Jose, CA 95110 Attn: Sharman McKenna, (v) (408-292-4212) (fax) (408-993-8604) ("Escrow Holder") the sum of One Million Two Hundred Thousand Dollars ($1,200,000.00) as a deposit towards the Purchase Price (the "First Deposit"). Buyer and the Sellers acknowledge that Escrow Holder has been selected by Buyer. Such amount shall be paid by wire transfer or cashier's or certified check drawn upon a bank whose main office is within the continental United States.

                   (b) On the Approval Date, Buyer shall deliver to Escrow Holder the additional sum of One Million Two Hundred Thousand Dollars ($1,200,000.00) (the "Second Deposit"), such amount shall be paid by wire transfer or cashier's or certified check drawn upon a bank whose main office is within the continental United States. The First Deposit and the Second Deposit in the aggregate amount of Two Million Four Hundred Thousand Dollars ($2,400,000.00) together with any interest thereon are hereinafter referred to as the "Deposit". From and after the Approval Date, Buyer shall have no right to withdraw the Deposit under any circumstances whatsoever, and the Deposit may not be refunded to Buyer under any circumstances whatsoever except as hereinafter specifically provided in this Agreement, including, without limitation, the failure of a condition to Closing or the default of Sellers hereunder.

                   (c) On the Closing Date, a sum equal to the Purchase Price, adjusted by payment of the Deposit to Seller, prorations, and costs of escrow as provided in Sections 7.6, 7.7, 7.8, 7.9 and 7.10 will be paid by Buyer by wire transfer in immediately available Federal funds as set forth in Section 7.11.

            2.3 Investment of Deposit. The Deposit shall be invested in Permitted Investments (as defined on Exhibit 2.3) having maturities not later than the Closing Date, in accordance with instructions issued by Buyer. All interest on the Deposit shall accrue for the benefit of Buyer until the Closing Date (as defined in Section 7.2); provided, however, that in any event of any default by Buyer hereunder continuing beyond an applicable period of notice and cure (if any), all interest earned thereon shall accrue for the benefit of the Sellers. On and after the Closing Date, all interest on the Deposit shall accrue for the benefit of the Sellers.

            2.4 Deposit as Liquidated Damages. FROM AND AFTER THE DATE HEREOF, IN THE EVENT THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER

IS NOT CONSUMMATED BY REASON OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER, THE DEPOSIT (INCLUDING ALL INTEREST EARNED FROM THE INVESTMENT THEREOF) PLUS ANY SELLERS' ATTORNEYS FEES AND COSTS PURSUANT TO SECTION 12.9 SHALL BE PAID TO AND RETAINED BY THE SELLERS AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE SELLERS' ACTUAL DAMAGES IN THE EVENT THAT THE SALE IS NOT CONSUMMATED WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY SEPARATELY EXECUTING THIS SECTION 2.4 BELOW, THE PARTIES ACKNOWLEDGE THAT THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES REASONABLE ESTIMATE OF THE SELLERS' DAMAGES AND AS THE SELLERS' SOLE AND EXCLUSIVE REMEDY AGAINST BUYER IN THE EVENT THE CLOSING DOES NOT OCCUR BY REASON OF THE DEFAULT OF BUYER, AND AS THE SELLERS' SOLE AND EXCLUSIVE REMEDY AGAINST BUYER ARISING FROM SUCH FAILURE OF THE SALE TO CLOSE. THE PAYMENT OF SUCH DEPOSIT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3364, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THIS SECTION 2.4 LIMIT THE DAMAGES RECOVERABLE BY THE SELLERS AGAINST BUYER DUE TO BUYER'S OBLIGATION TO INDEMNIFY SUCH PARTY AS EXPRESSLY SET FORTH IN THIS AGREEMENT, OR THIRD PARTY CLAIMS AGAINST ANY OF THE SELLERS ARISING OUT OF SECTION 3.2. IN ADDITION, BUYER SHALL PAY ALL TITLE, SURVEY AND ESCROW CANCELLATION CHARGES. BY THEIR SEPARATELY EXECUTING THIS SECTION 2.4 BELOW, BUYER AND THE SELLERS ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE ABOVE PROVISION COVERING LIQUIDATED DAMAGES, AND THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS EXECUTED.


Buyer:                            Sellers:
CarrAmerica Realty Corporation           OIC 315, OIC 510, OIC 606,
                                         OIC 607, OIC 609, OIC 751
                                         and OIC 901

By:                                           By their sole general partner
   ---------------------                        New England Mutual Life
Its:                                            Insurance Company
    -------------------


                                              By:
                                                 ------------------------
                                              Its:
                                                  -----------------------



                                  ARTICLE III
                            "AS-IS" SALE: INSPECTION

            3.1 "As-Is" Sale. Pursuant to this Agreement, Buyer and its representatives (including environmental consultants, architects, and engineers) have been or will be afforded the right and opportunity to enter upon the Property and to make such inspections of the Property and matters related thereto, including the conduct of soil, environmental and engineering tests, as Buyer and its representatives desire. Buyer and the Sellers acknowledge that notwithstanding any prior or contemporaneous oral or written representations, statements, documents or understandings, this Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any such prior or contemporaneous oral or written representations, statements, documents or understandings. Buyer further acknowledges that, except as expressly set forth in this Agreement or in the documents delivered by Sellers at the Closing, (i) neither any of the Sellers, nor any principal, agent, attorney, employee, broker or other representative of any of the Sellers has made any representations or warranties of any kind whatsoever, either express or implied, with respect to the Property or any of such related matters, and (ii) Buyer is not relying on any warranty, representation, or covenant, express or implied, with respect to the Property except as expressly set forth in this Agreement or in the documents delivered by Sellers at the Closing, and that Buyer is acquiring the Property in an "as-is" condition with all faults. In particular, but without limitation, except as expressly set forth in this Agreement or in the documents delivered by Sellers at the Closing, none of the Sellers makes any representation or warranty with respect to the use, condition (including without limitation the condition of the soils or groundwaters of the Property and the presence or absence of toxic materials or hazardous substances on or under the Property), occupation or management of the Property, compliance with applicable statutes, laws, codes, ordinances, regulations or requirements relating to leasing, zoning, subdivision, planning, building, fire, safety, health or environmental matters, compliance with covenants, conditions and restrictions (whether or not of record), other local, municipal, regional, state or federal requirements, or other statutes, laws, codes, ordinances, regulations or requirements. Buyer acknowledges receipt of the Work Product, as defined in Section 3.3 below, and fully understands (i) the contents thereof, and (ii) that the matters disclosed in the Work Product may affect Buyer's ability to use, sell, lease, finance or otherwise dispose of or encumber the Property. Buyer acknowledges that it is knowledgeable in real estate matters, and that having completed the inspections contemplated by this
Article III, Buyer will have made all of the investigations and inspections Buyer deems necessary in connection with its purchase of the Property, and that approval by Buyer of such inspections pursuant to this Agreement will be deemed approval by Buyer without reservation of all aspects of this transaction, including but not limited to the physical condition of the Property, the use, the Leases, the NYLICO Loans, the Service Contracts, the title, and the physical and financial aspects of the operation of the Property. Except for
(i) the warranties, if any, expressly set forth herein, and (ii) the warranties, if any, expressly set forth in the documents delivered by Seller at the Closing, Buyer for itself and any assignee permitted by Section 12.3, hereby waives, relinquishes and releases any and all rights, claims and causes of action which Buyer may have or may be entitled to assert against the Sellers under or with respect to the Property or the condition thereof, including without limitation any and all rights, claims and causes of action under or with respect to California Health & Safety Code Section 25359.7(a) and Title 42 of the United States Code, Section 9601 et seq., or both. Buyer expressly understands and acknowledges that it is possible that unknown losses or claims exist or that present losses may have been underestimated in amount or severity, and Buyer explicitly took that into account in determining the consideration for the execution of this Agreement, and a portion of said consideration, having been bargained for between the parties with the knowledge of the possibility of such unknown losses or claims, was given in exchange for a full accord, satisfaction and discharge of all such losses or claims. Consequently, Buyer expressly waives all rights under California Civil Code
Section 1542, which provides that:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

            Notwithstanding the foregoing, it is understood and agreed that by virtue of the foregoing release, Buyer has not (i) waived the rights, if any, against Sellers of any third party (other than its permitted assignee under Section 12.3) and any other third party controlled by Buyer, including any third party purchaser of the Property from Buyer in the future, or (ii) agreed to indemnify Sellers with respect to any of such third party claims against Sellers with respect to the matters which are the subject of the foregoing release.

            3.2 Inspection. (a) Upon execution of this Agreement, the Sellers hereby grant to Buyer and its representatives (including architects, surveyors and engineers) a license to enter upon, survey and conduct non-invasive inspections of the Property, but such inspections and tests shall not damage the Property in any material respect and shall be conducted only
after giving telephonic or written notice to the applicable Seller.   Any entry
by Buyer onto the Property shall be subject to and conducted in accordance with any leases affecting the Property and in such a manner as to minimize interference with the operation and occupancy of the Property. Buyer shall promptly restore the Property to its condition prior to any such inspections and/or tests, and the Sellers reserve the right to accompany Buyer during any inspection of the Property. Buyer hereby indemnifies and agrees to protect and hold the Sellers harmless against any and all claims, liability, loss, damage, costs or expense (including without limitation reasonable attorneys' fees) which the Sellers may sustain or incur by reason of or in connection with any such entry, inspections or tests. Buyer shall deliver to the Sellers, without charge therefor, the results and copies of any and all surveys, reports, tests or studies made by or for Buyer with respect to the Property, unless contractually prevented from doing so in accordance with Buyer's ordinary course of operations, it being understood that Sellers may not rely thereon without the consent of the person who prepared such survey, report, test or study. Buyer agrees that prior to the Closing, the Sellers shall make all legally required notifications to government agencies concerning the Property and Buyer shall not disclose information concerning the Property to government agencies or public officials except to the extent reasonably necessary for Buyer to conduct its investigation of the Property or if required by judicial order or in connection with an enforceable request for information from a government agency or otherwise required by law.

                   (b) Buyer shall be permitted to perform or conduct Tests only pursuant to the Sellers' standard form of License Agreement. For purposes of this Agreement, "Tests" shall mean any one or more of the following: (a) collecting samples of or testing materials contained in the Improvements, (b) gaining access to portions of the Improvements that are not accessible by doors, panels, hatches or windows that may be unlocked and opened readily and without damage to the Improvements, (c) drilling of boring holes, (d) performance of engineering or structural tests at the Property, or (e) performing any investigations or tests which are invasive or intrusive with respect to the Land or the Improvements.

            3.3 Work Product. Buyer acknowledges that it has previously received from the Sellers certain non-privileged and non-confidential information concerning the Property contained in (i) the marketing package entitled "The Nelo/Orchard Portfolio" prepared by B.T. Commercial Real Estate dated July, 1996, and (ii) the materials transmitted with an August 8,

1996 cover letter from Laurence Blickman of B.T. Commercial to Joseph D. Wallace of CarrAmerica (collectively the "Work Product"). Buyer specifically acknowledges and agrees that the Sellers make no representations or warranties of any kind whatsoever, either expressed or implied with respect to any of such items.

            3.4 Permits and Entitlements. Buyer acknowledges that Seller has no responsibility for obtaining any permits, approvals, zoning clearance certificates or other authorizations or entitlements required by any federal, state or local government for Buyer's use of the Property.

                                   ARTICLE IV
                               TITLE TO PROPERTY

            4.1 Title. At the Closing, the Sellers shall convey to Buyer fee simple title to the Land and the Improvements, by execution and delivery of the Deeds. Evidence of delivery of fee simple title shall be the issuance by Chicago Title Insurance Company, 700 South Flower Street, Suite 920, Los Angeles, CA 90017 (v) 213-488-4346, (fax) 213-891-0834 Attention: Frank
Jansen (the "Title Company") of an ALTA Owner's Policy of Title Insurance with liability in the amount of the Purchase Price (the "Title Policy"). The Title Policy shall include (i) an extended coverage endorsement and (ii) such other endorsements as the Title Company may issue at the request of Buyer prior to the Approval Date, insuring fee simple title to the Land and the Improvements in Buyer, subject only to those exceptions to title approved by Buyer pursuant to Section 5.1 below, and with such reinsurance as Buyer may elect. Buyer and the Sellers acknowledge that Buyer has selected the Title Company.

            4.2 Title to Personal Property, Contracts and Leases. At the Closing, the Sellers shall transfer all of their right, title and interest in and to (a) the Personal Property pursuant to the Bill of Sale, (b) the Service Contracts and Intangibles pursuant to the Assignment of Contracts, and (c) the Leases pursuant to the Assignment of Leases.

                                   ARTICLE V
                         BUYER'S CONDITIONS TO CLOSING

            The following conditions are conditions precedent to Buyer's obligation to purchase the Property, each of which may be waived by Buyer in its sole discretion:

            5.1    Approval of Title.

            5.1.1 General. Buyer shall have until September 26, 1996 (the "Approval Date") to review and approve the following:

                   (a) a current preliminary title report on the Real Property, accompanied by copies of all documents referred to in the report other than encumbrances to be discharged by the Sellers on or before the Closing;

                   (b) copies of the most recent property tax bills for the Property; and

                   (c) a survey of the Real Property by a licensed surveyor or engineer hired by Buyer, and

                   (d)   UCC searches.

            5.1.2 Preliminary Title Report.

            Buyer shall notify the Sellers as of the Approval Date what exceptions to title, if any, will not be accepted by Buyer. Without limiting the foregoing, Buyer shall take title to the Property subject to any and all assessments and bonds on the Property not due and payable as of Closing set forth in the preliminary title report issued by the Title Company and any supplement thereto approved by Buyer (the "Preliminary Title Report").

            5.1.2 Unpermitted Exceptions

            Any title exceptions arising on or prior to the Closing Date, other than those approved or deemed approved by Buyer as pursuant to Section 5.1.1 above, shall be "Unpermitted Exceptions" hereunder. Any Unpermitted Exception voluntarily executed and delivered by a Seller (except for the NYLICO Loans) shall be a "Voluntary Unpermitted Exception" hereunder and any other Unpermitted Exception shall be an "Involuntary Unpermitted Exception". The Sellers covenant and agree to remove, at the cost and expense of Sellers, any Voluntary Unpermitted Exception, whether occurring before or after the Approval Date.

            5.1.3  Buyer Objections

            If Buyer fails to notify the Sellers of its disapproval of any of the aforesaid items by the Approval Date, Buyer shall be deemed to have approved the condition of title to the Real Property as shown in the Preliminary Title Report. If Buyer objects to any exceptions to title, the Sellers shall have three (3) business days after receipt of Buyer's objections to notify

Buyer: (i) that the Sellers will remove any objectionable exceptions from title and provide Buyer with evidence reasonably satisfactory to Buyer of such removal, or provide Buyer with evidence reasonably satisfactory to Buyer that said exceptions will be removed on or before the Closing (in either of which event, the Sellers may extend the Closing Date for such period as shall be required to effect such cure, but not beyond thirty (30) days); or (ii) that the Sellers elects not to cause such exceptions (other than Voluntary Unpermitted Encumbrances) to be removed. The procurement by the Sellers of a commitment for the issuance of the Title Policy or an indorsement thereto in form reasonably acceptable to Buyer insuring Buyer against any title exception which was disapproved pursuant to this Section 5.1 shall be deemed a cure by the Sellers of such disapproval, unless such exception is a lien or encumbrance in an amount greater than $500,000. If the Sellers give Buyer notice under clause (ii), Buyer shall have three (3) business days in which to notify the Sellers that Buyer will nevertheless proceed with the purchase and take title to the Property subject to such exceptions, or that Buyer will terminate this Agreement. If this Agreement is terminated pursuant to the provisions of this paragraph, then neither party shall have any further rights or obligations hereunder except for any indemnity obligations of either party pursuant to the other provisions of this Agreement, the Deposit shall be returned to Buyer and each party shall bear its own costs incurred hereunder. All escrow cancellation charges shall be paid by Buyer and the Sellers equally. If Buyer shall fail to notify the Sellers of its election within said three (3) business day period, Buyer shall be deemed not to have elected to proceed with the purchase, in which event this Agreement will terminate. Notwithstanding any of the foregoing, Buyer shall be deemed to have approved property taxes, assessments and bonds not delinquent as of Closing.

            5.1.4    Involuntary Unpermitted Exceptions after Approval Date

            If an Involuntary Unpermitted Exception shall arise after the date of this Agreement, and Buyer objects to such Involuntary Unpermitted Exception, then Buyer shall, promptly upon becoming aware of such Involuntary Unpermitted Exception, provide Sellers with notice of such objection pursuant to the procedures set forth in Section 5.1.3 above, and Buyer and Sellers shall have the response options and termination rights respecting such Involuntary Unpermitted Exception as set forth in Section 5.1.3.

            5.2 Review of Other Matters. Buyer shall have until the Approval Date to review and approve the physical condition of the Property in Buyer's sole discretion, as determined by inspections and tests performed by Buyer and its representatives in accordance with Section 3.2 herein, and to review and approve the following items as of the Approval Date in Buyer's sole discretion: whether the consummation of this transaction will result in a violation by Buyer of ERISA, as defined in Section 8.1 below, the Leases, a detailed rent roll, operating statements, delinquency reports, commission schedules and agreements, lease administration records, maintenance and repair records, the Service Contracts, an inventory of all furnishings, fixtures, equipment and other personal property constituting a part of the Property, certificates of occupancy, strata surveys, architectural renderings, "as-built" plans and specifications, engineering plans, marketing studies, environmental studies and reports, floor plans and other similar plans, diagrams and studies, if any and all other documentation and materials in the Work Product or otherwise made available to Buyer pursuant hereto.

                   If Buyer fails to notify the Sellers by the Approval Date that Buyer disapproves of the physical condition of the Property or of any of the items specified above, Buyer shall be deemed to have approved the same. If Buyer disapproves any items, then this Agreement shall be terminated and neither party shall have any further rights or obligations hereunder except for any indemnity obligations of either party pursuant to the other provisions of this Agreement, the Deposit shall be returned to Buyer and each party shall bear its own costs incurred hereunder. All escrow cancellation charges shall be paid by Buyer and the Sellers equally.

            5.3 Review of NYLICO Loans. Buyer shall have until the Approval Date to review and approve the NYLICO loans in Buyer's sole discretion, including, without limitation, any transferability or prepayment provisions, outstanding balances, and any other matter deemed relevant by Buyer. Buyer and the Sellers acknowledge that Buyer may, at Buyer's sole election, or as a requirement of NYLICO in connection with the transfer, negotiate and enter into a comfort agreement with NYLICO ("NYLICO Comfort Agreement"), which NYLICO

Comfort Agreement shall be acceptable to Buyer in its sole discretion.
Buyer and Seller further agree that Buyer may, by written notice to any Seller, request such Seller's approval of or joinder in the NYLICO Comfort Agreement, which approval shall be granted or withheld in the sole discretion of such Seller, it being agreed that unless such approval is confirmed in writing within five (5) days after request, such approval shall be deemed denied, in any event, Sellers shall be furnished a copy of the approved form of NYLICO Comfort Agreement on or before the Approval Date.

                   If Buyer fails to notify the Sellers by the Approval Date that Buyer disapproves of the NYLICO Loans or the proposed NYLICO Comfort Agreement in any respect, then Buyer shall be deemed to have approved the same in all respects. If Buyer disapproves the NYLICO Loans or proposed NYLICO Comfort Agreement, then this Agreement shall be terminated and neither party shall have any further rights or obligations hereunder except for any indemnity obligations of either party pursuant to the other provisions of this Agreement, the Deposit shall be returned to Buyer and each party shall bear its own costs incurred hereunder. All escrow cancellation fees shall be paid by Buyer and the Sellers equally.

                   Buyer covenants and agrees to use reasonable efforts to cause NYLICO to permit the transfer of the Property in accordance with the terms of the NYLICO Loans.

            5.4 Termination of Management and Service Contracts. Seller shall terminate any and all management, brokerage and/or leasing agent agreements, and all employees employed at the Property, on or prior to Closing, without liability to Buyer; and Buyer shall have no liability under any multi-employer pension plan or otherwise as a result of termination of any such employees. By not later than the Approval Date, Buyer shall deliver to each of the Sellers a listing of the service contracts which Buyer desires to be terminated as of the Closing (the "Service Contract Terminations"), it being agreed that any costs, fees or expenses arising out of such termination shall be at the sole cost and expense of the Buyer and such Service Contract Terminations shall be effected by Seller on or prior to Closing.

            5.5 Review of Estoppels. Within five (5) days following the Approval Date, the Sellers shall deliver to each tenant of the Property an estoppel certificate in the form of Exhibit 5.5 attached hereto (the "Estoppel Certificates"), which Estoppel Certificate shall have been prepared by the Sellers' property manager in consultation with and in a manner reasonably acceptable to Buyer, and the Sellers shall endeavor in good faith to cause the tenants to complete and sign the Estoppel Certificates and return them to the Sellers. Buyer and the Sellers mutually acknowledge that the tenants may not be obligated under their respective leases to execute the Estoppel Certificates in the form attached as Exhibit 5.5 and that Estoppel

Certificates in the form required by each respective tenant's applicable lease shall be deemed to be a form complying with all requirements of this Agreement.

            For purposes of this agreement, an "Qualifying Estoppel Certificate" shall mean an estoppel certificate which (i) does not indicate a monetary default by the applicable tenant except as permitted below as to an aggregate of 30,000 rentable square feet of space, (ii) does not indicate any other material monetary or non-monetary default by such tenant, and (iii) is otherwise consistent with the rent roll which was included in the Work Product, as most recently updated prior to the Approval Date.

            It shall be a condition precedent to Buyer's performance that Seller deliver to Buyer, at Closing, Qualifying Estoppel Certificates from (i) all the "Major Tenants" (i.e., those tenants leasing more than 50,000 square feet) and (ii) tenants which, together with the Major Tenants, lease at least 85% of the total square footage in each building comprising the Property; and
(iii) which together with all other estoppel certificates do not indicate monetary defaults affecting in the aggregate 30,000 rentable square feet of space.

            5.6 Review of Environmental Matters. Buyer shall have until October 11, 1996 ("Environmental Approval Date") to review and approve the environmental condition of the Property as determined by inspections and tests performed by Buyer and its representatives in accordance with Section 3.2 herein. For purposes of this agreement, a "Recognized Environmental Condition" shall be as defined in the "American Society for Testing and Materials Standard Practice for Environmental Site Assessments: Phase I Site Assessment Process (E 1527-93)", as - "the presence or likely presence of any hazardous substances or petroleum products on a property under conditions that indicate an existing release, a past release, or a material threat of a release of any hazardous substances or petroleum products into structures on the property or into the ground, groundwater, or surface water of the property," including hazardous substances or petroleum products even under conditions in compliance with laws. In no event, however, shall the term include de minimis conditions that generally do not present a material risk of harm to public health or the environment and that generally would not be the subject of an enforcement action if brought to the attention of appropriate governmental agencies.

            If Buyer fails to notify the Sellers by the Environmental Approval Date that its environmental consultants have concluded or suspect that a Recognized Environmental Condition exists (accompanied by copies of any supporting documentation), Buyer shall be deemed to have approved the environmental condition of the Property in all respects. If Buyer timely so notifies Sellers of a Recognized Environmental Condition, then this Agreement shall be terminated and neither party shall have any further rights or obligations hereunder except for any indemnity obligations of either party pursuant to the other provisions of this Agreement, the Deposit shall be returned to Buyer and each party shall bear its own costs incurred hereunder. All escrow cancellation charges shall be paid by Buyer and the Sellers equally.

            5.7 Approval by Committee. Buyer's obligation to acquire the Property is contingent upon the approval of this Agreement by the Board of Directors of Buyer by on or before the Approval Date. If Buyer gives the Sellers written notice, by not later than the Approval Date, that such board has failed to approve this Agreement, this Agreement shall terminate and neither party shall have any further rights or obligations hereunder except for any indemnity obligations of either party pursuant to the other provisions of this Agreement, the Deposit shall be returned to Buyer, and each party shall bear its own costs hereunder. All escrow cancellation charges shall be paid by Buyer and the Sellers equally.

            5.8 Compliance by the Sellers. The Sellers shall have complied with each and every condition and covenant of this Agreement to be kept or complied with by the Sellers, including, without limitation, the deliveries required by Section 7.3; and all of Sellers' representations and warranties hereunder shall be true and correct in all material respects.

            5.9 Commitment to Issue Title Policy. The Title Company shall be unconditionally obligated to issue the Title Policy in form approved or deemed approved by Buyer containing no closing conditions other than those consistent with standard industry practice.

            5.10 Consent and Compliance by NYLICO. NYLICO shall have consented to the conveyance of the Property subject to the NYLICO Loans.

            5.11 Material Adverse Change in Key Leases. With respect to the leases to Boston Scientific and Clarify more particularly set forth on Exhibit
7.6 (d) ("Key Leases"), (i) each Key Lease shall be in full force and effect in accordance with its terms, (ii) there shall be no material default under any Key Lease and (iii) no event shall have occurred respecting any Key Lease which would entitle the tenant thereunder to terminate such Key Lease in accordance with its terms. Sellers may extend the Closing Date up to 30 days in order to meet this condition.

                                   ARTICLE VI
                       THE SELLERS' CONDITIONS TO CLOSING

                   The following conditions are conditions precedent to the Sellers' obligation to sell the Property:

            6.1 Compliance by Buyer. Buyer shall have complied with each and every condition of this Agreement to be kept or complied with by Buyer, including, without limitation, the deliveries required by Section 7.4; and all of Buyer's representations and warranties hereunder shall be true and correct in all material respects.


                                  ARTICLE VII
                                    CLOSING

            7.1 Deposit With Escrow Holder. Upon execution of this Agreement by the parties and upon Escrow Holder' execution of the acknowledgment and agreement set forth at the end of this Agreement, Buyer shall make the Deposit with Escrow Holder, and this instrument shall serve as the instructions to Escrow Holder with respect to the Deposit. The Sellers and Buyer agree (i) to cause the Escrow Holder to comply with the terms of this Agreement with respect to the Deposit, and (ii) to execute such additional and supplementary escrow instructions as may be reasonably appropriate to enable the Escrow Holder to comply with the terms of this Agreement.

            7.2 Closing. The closing hereunder (the "Closing") shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made through the Escrow Holder by mail or overnight courier, to the extent possible, but if an "in-person" closing is required, the Closing shall occur at the offices of the Sellers. The execution and exchange of documents shall take place at the Closing on November 4, 1996, as may be extended by Sellers pursuant to Section 5.11, subject to the recording of documents and disbursement of funds on the next business day (such next business day shall be the "Closing Date"). All documents shall be deemed delivered on the date the Deed is recorded. The Closing may occur on such earlier date as Buyer and the Sellers may agree but such dates may not be extended without the written approval of both the Sellers and Buyer, except as otherwise expressly provided herein.

            7.3 Delivery by the Sellers. At the Closing, each Seller shall deliver the following to Escrow Holder or to Buyer outside of Escrow, at such Seller's election:

                   (a) The Deed duly executed and acknowledged by the Seller, in recordable form, and ready for recordation on the Closing Date;

                   (b) Four counterparts of the Bill of Sale, duly executed by the Seller;

                   (c) Four counterparts of the Assignment of Contracts and Intangibles, duly executed by the Seller;

                   (d) Five counterparts of the Assignment of Leases duly executed and acknowledged by the Seller in recordable form and ready for recordation on the Closing Date;

                   (e) Notices to the tenants of the respective portions of the Property in the form of Exhibit 7.3(e) hereto (the "Tenant Notices"), duly executed by the Sellers;

                   (f)   All executed Estoppel Certificates from tenants;

                   (g)   A fully completed California Franchise Tax Board Form
590;

                   (h) Termination Notices for each of the property management contracts and Service Contract Terminations if not previously delivered;

                   (i) Such title affidavits and authority documents supporting the Title Policy and its endorsements as are either required by law or uniform local custom;

                   (j) A date down certificate respecting the representations and warranties of Sellers pursuant to Section 8.2;

                   (k)   A FIRPTA affidavit in customary form;

                   (l) Lien waivers from any manager or broker, to the extent required by applicable law;

                   (m) all original permits, approvals, warranties, guaranties, Leases and Service Contracts, books and records, but only to the extent within the possession and control of such Sellers or their agents; and

                   (n) Any other documents or instruments called for hereunder which have not previously been delivered.

                   Notwithstanding anything to the contrary contained elsewhere in this Agreement, Buyer, in its sole discretion, may waive the Sellers' obligation to deliver at the Closing any of the items described above in this
Section 7.3, but such waiver shall only be effective if it is in writing, executed by Buyer, and delivered to the Sellers at or prior to the Closing.

            7.4 Delivery by Buyer.Prior to the Closing Date, Buyer shall deliver to Escrow Holder the Purchase Price, as adjusted pursuant to Sections 7.6, 7.7, 7.8, 7.9 and 7.10 to close escrow. Prior to the Closing Date, Buyer shall further deposit with Escrow Holder or to each Seller outside of Escrow, at such Seller's election, the following:

                   (a) Four counterparts of Bill of Sale, duly executed by Buyer;

                   (b) Four counterparts of the Assignment of Contracts and Intangibles, duly executed by Buyer;

                   (c) Five counterparts of the Assignment of Leases duly executed and acknowledged by Buyer, in recordable form and ready for recordation on the Closing Date;

                   (d) Any other documents or instruments called for hereunder which have not been previously delivered.

            Notwithstanding anything to the contrary elsewhere in this Agreement, each Seller, in its sole discretion, may waive Buyer's obligation to deliver at the Closing any of the items described above in this Section 7.4, but such waiver shall only be effective if it is in writing, executed by such Seller, and delivered to Buyer at or prior to the Closing.

            7.5 Other Instruments.The Sellers and Buyer shall each deposit such other instruments as are reasonably required by Escrow Holder or otherwise required to close the escrow and consummate the purchase of the property in accordance with the terms hereof.

            7.6    Prorations and Apportionments.

                   (a) All revenues and all expenses of the Property shall be prorated and apportioned as of 12:01 a.m. on the Closing Date, so that the Sellers bear all expenses with respect to the Property and shall have the benefit of all income with respect to the Property through and including the period preceding the Closing Date. Any revenue or expense amount which is not otherwise specified herein and cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final proration ninety (90) days after Closing and with respect to taxes when final tax bills are available. A statement setting forth such agreed prorations shall be delivered to Escrow Holder. Escrow Holder shall not be required to calculate any prorations.

                   (b) Rents under Leases shall be prorated on a per diem basis to the extent collected from tenants for the month in which the Closing occurs. Prepaid rents under the Leases shall be credited to Buyer. All other accrued rent in arrears as of the Closing Date will be paid to the Sellers only if collected by Buyer and if the applicable Lease is then current and only net of Buyer's actual out-of-pocket costs of collection. The Sellers shall have the right to pursue any amounts owing to the Sellers by tenants (and Buyer shall have no obligation to do so), but in doing so the Sellers shall not cause any such tenant to terminate its Lease, nor shall the Sellers cause any such tenant to be evicted from the Property.

                   (c) Expenses to be prorated on a per diem basis shall include taxes for the applicable tax period in which the Closing falls regardless of when such taxes are due and payable (including personal property taxes on Personal Property), water rates and sewer rents, if any, payments under any Service Contracts assumed by Buyer, gas, electricity and other utility charges, any unfixed meter charges (apportioned on the basis of the last meter reading), license and permit fees and other expenses customarily prorated.

                   (d) Buyer and the Sellers acknowledge that certain of the brokerage expenses and tenant fit up costs in connection with the leases set forth on Exhibit 7.6(d) hereto ("Sellers' Lease Up Costs") will remain outstanding at the time of Closing. Not less than ten (10) days prior to the time of Closing, Buyer and the Sellers shall meet to reasonably estimate the outstanding amount of Sellers' Lease Up Costs as of the Closing Date. Buyer shall receive a credit against the Purchase Price at the Closing in the amount of such Sellers' Lease Up Costs, after which all responsibility for such Sellers' Lease Up Costs, shall be borne by Buyer, except that, notwithstanding the foregoing, the Sellers' Lease Up Costs under the Boston Scientific and Clarify leases shall not be subject to a final proration ninety (90) days after Closing.

                   (e) The costs of any Service Contract Terminations shall be credited to the Sellers to the extent paid by the Sellers on or prior to Closing.

                   (f) Interest under the NYLICO loans shall be prorated on a per diem basis. Sellers shall receive a credit for any tax and/or insurance escrow deposits held by NYLICO (and any such deposits shall be assigned to Buyer at Closing).

            7.7    Computation of Certain Prorations.

                   (a) Final proration of percentage rents, operation cost pass-throughs, other expenses, additional rents, rent escalations and similar apportionable items which are estimated at Closing shall be accomplished as follows: the parties shall await the expiration of the specified interval to determine the items and then prorate the item on an accrual basis over the applicable period and any appropriate adjusting payment shall be made between the parties. The Sellers shall have the right to pursue any such amounts owing to the Sellers by tenants, but in doing so the Sellers shall not cause any such tenant to terminate its lease, nor shall the Sellers cause any such tenant to be evicted from the Property.

                   (b) If the Sellers collected estimated prepayments of operation cost pass-throughs in excess of any tenant's (tenants under leases in place as of Closing) share of such expenses, then if the excess can be determined by the Closing, Buyer shall receive a credit for the excess. The Sellers shall receive a credit at Closing for estimated underpayments by tenants with respect to Operation Cost Pass-throughs for those tenants under leases in place and free of default as of Closing. If the excess payment or under-payment cannot be determined at Closing, Buyer or the Sellers, as applicable, shall receive a credit based upon an estimate, and the parties shall make an adjusting payment between them when the correct amount can be
determined.   In either event, Buyer shall be responsible for crediting or repaying those amounts to the appropriate tenants. If the Sellers collected estimated prepayments of Operating Cost Pass-throughs attributable to any period after Closing, the Sellers shall pay or credit any such amounts to Buyer at Closing.

            7.8 Payment of Adjustments to Proration. Either party owing the other party a sum of money based on adjustments made to prorations after the Closing Date shall promptly pay that sum to the other party, together with interest thereon at the rate of twelve percent (12%) per annum (or, if less, the maximum rate then permitted by law to be contracted for by the parties) from the date of demand therefor to the date of payment, if payment is not made within ten (10) days after delivery of a statement therefor.

            7.9 Costs and Expenses. Buyer shall receive a credit against the Purchase Price for the total sum of any security deposits paid to the Sellers by tenants under any Leases less any security deposits applied by the Sellers in accordance with Seller's standard practices to rents in arrears or other sums due the Sellers. The cost of Santa Clara County transfer taxes applicable to the sale shall be paid by each Seller, and the cost of City of San Jose transfer taxes shall be shared equally by Buyer and each Seller. The premium for a ALTA title policy, to the extent it exceeds the cost of a comparable CLTA policy, shall be borne by the Buyer, and the remaining balance of the premium for the title policy shall be borne by the Sellers. Buyer shall pay a reasonable work charge to Santa Clara Title Company in connection with its work on the issuance of a preliminary title report prior to the date hereof (except to the extent that Chicago Title agrees to reduce its premium by such amount) and the cost of all surveying work contracted for by Buyer and all costs of inspecting the Property, and fees and costs related to any financing obtained by Buyer in connection with the purchase (subject to Section 2.1 above). Buyer and the Sellers shall share equally the Escrow Holder's fee, and all other costs and charges of the escrow for the sale; provided, however that Buyer and the Sellers shall each pay their own legal (including attorneys' fees and costs) and accounting fees.

            7.10 Insurance; Utilities. Buyer acknowledges that the Sellers will cause its policies of casualty and liability insurance to be terminated as of the end of business on the Closing Date, and Buyer shall be responsible for obtaining its own insurance as of the Closing Date and thereafter. In the alternative, Buyer may elect to assume the Sellers' insurance policies by giving the Sellers' notice of such election by the Approval Date. Any deposits for utilities made by the Sellers shall be refunded to the Sellers and Buyer shall arrange for any required replacements thereof. In the alternative, Buyer may elect to keep the utility deposits in place for Buyers' benefit and the Sellers shall be given a credit adjustment on the Purchase Price.

            7.11 Close of Escrow. Provided that all conditions precedent have been met or waived, and Buyer and the Sellers deliver to Escrow Holder the documents and funds described in Sections 7.3, 7.4, and 7.5 hereof, and the Title Company has issued or is unconditionally prepared and committed to issue to Buyer the Title Policy, the parties shall instruct Escrow Holder by 11:00 a.m. (P.S.T.) on the Closing Date to:

                   (a) Deliver the Purchase Price (less the Sellers' share of prorations and costs of escrow) to the Sellers by internal bank transfer to the bank account or accounts to be designated by the Sellers not less than ten (10) days prior to the Closing Date, and advise the Sellers by telephone of the transfer number or numbers provided,

                   (b) Record the Deed and the Assignment of Leases and immediately thereafter Escrow Holder shall record such documents with the Santa Clara County Office Records;

                   (c) Assemble and deliver at least one fully executed counterpart of the Bill of Sale, the Assignment of Contracts and the Assignment of Leases to both Buyer and the Sellers; and

                   (d) Deliver the Tenant Notices and all Estoppel Certificates to Buyer.


                                  ARTICLE VIII
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

            8.1 Buyer's Representations. Buyer represents and warrants to the Sellers as follows:

                   (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of Maryland and is qualified in California with full power and authority to enter into and comply with the terms of this Agreement;

                   (b) Subject to Section 5.7, this Agreement and all documents executed by Buyer which are to be delivered to the Sellers at the Closing are or at the time of Closing will be duly authorized, executed, and delivered by Buyer and this Agreement and such documents are or will be valid binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject;

                   (c) Neither Buyer's execution and delivery of this Agreement nor Buyer's performance of all obligations hereunder require the consent or approval of any person other than Buyer. Such execution, delivery and performance will not result in a breach of or constitute a default under any indenture, loan or credit agreement, deed of trust, mortgage or other agreement; and
                   (d) (1) As of the date of sale, (i) Buyer will not be an employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, nor a plan as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (each of the foregoing are hereinafter referred to collectively as "Plan"), and (ii) the assets of Buyer used to purchase the Property will not constitute plan assets of one or more such Plans within the meaning of Department of Labor ("DOL") Regulation Section 2510.3-101.

                         (2)  As of the date of sale, if Buyer is a
"governmental plan" as defined in Section 3(32) of ERISA, the Closing will not constitute or result in a violation of state or local statutes regulating investments of fiduciary obligations with respect to governmental plans.

                         (3)  As of the date of sale, Buyer will be acting on
its own behalf and not on account of or for the benefit of any Plan.

                         (4)  Buyer has no present intent to transfer the
Property to any entity, person or Plan which will cause a violation of ERISA.

                         (5)  Buyer shall not assign its interest under this
Agreement to any entity, person or Plan which will cause a violation of ERISA.


            8.2 The Sellers' Representations. The Sellers represent and warrant to Buyer as follows:

                   (a) the Sellers are general partnerships duly organized, validly existing and in good standing under the laws of the State of California. TNE is the sole general partner and 99% owner of each the Sellers. Sellers have informed Buyer that (i) TNE has entered into a certain Agreement and Plan of Merger dated as of August 16, 1995 (as amended) with Metropolitan Life Insurance Company, a New York corporation ("MetLife") pursuant to which TNE will be merged with and into MetLife as of the Effective Date (as defined in the Merger Agreement), and MetLife will by operation of law succeed to all assets and liabilities of TNE ("Metlife Merger), and (ii) accordingly the documents attached hereto as exhibits and to be delivered pursuant to Section
7.3 may, if the Closing occurs after the Effective Date, be executed by MetLife instead of TNE;

                   (b) This Agreement and all documents executed by the Sellers which are to be delivered to Buyer at the Closing are or shall have been duly authorized, executed and delivered by the Sellers and this Agreement and such documents are valid and binding obligations of the Sellers;

                   (c) Each of the accounts to which the Property is allocated by Sellers either (i) does not hold assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in Section 4975(c)(1) of the Internal Revenue Code of 1986, as amended; (ii) is an insurance company general account with respect to which the requirements of the Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg.

35925 (1995), will be satisfied with respect to acquisition of the property by the Buyer; or (iii) is an insurance company separate account with respect to which the requirements of either Prohibited Transaction Class Exemption 84-14, 49 Fed. Reg. 9494 (1984), or 90-1, 55 Fed. Reg. 2891 (1990), will be satisfied with respect to the acquisition of the Property by the Buyer;

                   (d) the execution and delivery of this Agreement does not, and the performance by Sellers of their obligations hereunder will not, conflict with or result in a breach of or constitute a default under any of the material terms, conditions or provisions of any material agreement or instrument to which such Seller is a party or by which such Seller is bound, or any order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Seller;

                   (e) no consent, approval, order or authorization of or declaration or filing with any governmental authority remains to be obtained in connection with the execution and delivery of this Agreement or for the performance of the transaction herein contemplated by the respective parties hereto, and no further consents or authorizations are required, except pursuant to the NYLICO Loans;

                   (f) there is no litigation ongoing or threatened that would interfere with the Sellers' ability to carry out the terms of this Agreement or result in a lien against the Property; and

                   (g) Sellers represent and warrant to Buyer that Sellers have expressly directed their asset and property managers to deliver or otherwise make available to Buyer upon request all materials relating to the Property in (or hereafter coming into) their possession (whether prior to or after the Approval Date).


                                   ARTICLE IX
                                   POSSESSION

                   Possession of the Property shall be delivered to Buyer on the Closing Date, subject to the rights of any tenants under written Leases.

                                   ARTICLE X
                           OPERATION OF THE PROPERTY

       The Sellers shall not, after the date hereof and prior to the Closing Date or any earlier termination of this Agreement, enter into or terminate any lease or amendment of lease pertaining to the Property or any service contract or amendment thereto extending beyond the Closing Date without in each case obtaining Buyer's prior written consent thereto, which consent Buyer shall not withhold or delay except in the exercise of sound business judgment and which shall be deemed given unless denied in writing within three (3) business days after request therefor. After the date hereof and prior to the Closing Date, the Sellers shall operate the Property substantially in the manner in which property operations have been administered by the Sellers during the six (6) months preceding the date hereof, and make all payments due under the NYLICO Loans. Sellers shall reasonably cooperate with the efforts of Buyer to obtain updated or additional property information respecting the subject matter of the Work Product, but in no event shall any Seller be deemed in default of this Agreement in any respect whatsoever for failure to deliver such additional information. After the date hereof and prior to the Closing Date the Sellers shall not directly or indirectly list any portion of the Property for sale, and none of the Property shall be conveyed, disposed of, or removed without the prior written consent of Buyer, except for immaterial items of tangible personal property in the ordinary course of operations.

       Buyer and the Sellers mutually covenant and agree to reasonably cooperate with each other to cause their commercial general liability insurers to add the other party, respectively, as an additional insured for incidents occurring during the time of ownership of the named insured, provided, however, that no party shall be obligated to expend additional funds for endorsement cost or insurer indemnity in connection therewith.



                                   ARTICLE XI
              LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION

       11.1  Damage or Destruction.

              (a) In the event that the Improvements are damaged or destroyed by fire or other casualty prior to the Closing Date and such damage or destruction is estimated to cost $500,000 or less in the aggregate to repair or replace (as verified by an architect or contractor reasonably selected by Buyer and the Sellers) then the Closing Date shall occur as scheduled without any reduction in the Purchase Price notwithstanding such damage or destruction, and all proceeds of insurance payable to the Sellers by reason of such damage or destruction shall be paid or assigned to Buyer along with a payment to Buyer from the Sellers in the amount of the Sellers' deductible, it being agreed that in such event the Sellers shall have no obligation to repair or restore the Property.

              (b) In the event that any of the Improvements are damaged or destroyed by fire or other casualty prior to the Closing Date, and such damage or destruction is estimated to cost more than $500,000 in the aggregate to repair or replace (as verified by an architect or contractor reasonably selected by Buyer and the Sellers), then Buyer shall have the option to terminate this Agreement by written notice to the other within five (5) days after receipt of notice of the cost of the repair of the damage or destruction. In the event of such termination, then neither Buyer nor the Sellers shall thereafter have any obligations or liabilities hereunder except for any indemnity obligations of either party pursuant to the other provisions of this Agreement, the Deposit shall be returned to Buyer and each party shall bear its own costs incurred hereunder. All escrow cancellation charges shall be paid by Buyer and the Sellers equally. In the event Buyer does not terminate this Agreement in accordance with this Section 11.1(b), the Closing Date shall occur as scheduled without any reduction in the Purchase Price notwithstanding such damage or destruction, and all proceeds of insurance payable to the Sellers by reason of such damage or destruction shall be paid or assigned to Buyer along with a payment to Buyer from the Sellers in the amount of the Sellers' deductible, it being agreed that in such event the Sellers shall have no obligation to repair or restore the Property.

              (c) The Sellers agree to reasonably cooperate with Buyer in obtaining insurance proceeds from the insurance carrier under Sections 11.1 (a) and (b) above.

       11.2 Condemnation. In the event that prior to the Closing Date, a governmental entity shall commence any eminent domain proceeding to take any material portion of the Property, then Buyer shall have the option to elect either of the following:

              (a) Terminate this Agreement by written notice to the Sellers within five (5) days after its receiving notice of such action of condemnation, in which event, neither Buyer nor the Sellers shall thereafter have any obligations or liabilities hereunder except for any indemnity obligations of either party pursuant to the other provisions of this Agreement, the Deposit shall be returned to Buyer and each party shall bear its own costs incurred hereunder. All escrow cancellation charges shall be paid by Buyer and the Sellers equally; or

              (b) Elect to proceed with the transaction, in which case the Purchase Price shall not be reduced and Buyer shall be entitled to the net award paid to the Sellers for such taking, if any, and the Sellers shall assign and transfer to Buyer all right, title and interest in and to any awards, it being expressly agreed that in such event the Sellers shall have no obligation to repair or restore the Property or any portion thereof. In the event Buyer and the Sellers agree to proceed with the transaction, the Sellers shall reasonably cooperate with Buyer so as to optimize the net award to be paid to Buyer.

       If prior to the Closing Date any eminent domain proceeding is commenced to take any portion of the Property which is not material, then Buyer shall be entitled to any net award with respect thereto, and Sellers shall assign and transfer to Buyer all right, title and interest in and to any such awards at Closing.



                                  ARTICLE XII
                             DEFAULTS AND REMEDIES

       12.1        BUYER'S DEFAULTS AND SELLERS' REMEDIES.

       (a) It shall be a default by Buyer under this Agreement (a "Buyer's Default") if Buyer shall fail to perform its obligations at Closing in accordance herewith.

       (b) If a Buyer's Default with respect to Section 12.1(a) occurs then the Sellers may, as their sole and exclusive remedy, by giving notice to Buyer, terminate this Agreement, in which event Buyer shall return all Work Product materials and any updates thereto to the Sellers and the Sellers shall have the right to retain the Deposit and all earnings thereon, as liquidated damages hereunder in accordance with Section 2.4 above. In such event, except as expressly provided otherwise herein, this Agreement shall be of no further force and effect and neither Buyer nor the Sellers shall have any further rights, obligations or liabilities hereunder.

       12.2        THE SELLERS' DEFAULT AND BUYER'S REMEDIES.

       (a) It shall be a default by Sellers under this Agreement (a "Sellers' Default") if the Sellers shall fail to perform their obligations at Closing in accordance herewith.

       (b) Buyer's Remedies for the Sellers' Default. If a Sellers' Default occurs then Buyer may either (as its sole and exclusive remedy in either case) by giving notice to the Sellers:

                   (x) terminate this Agreement, in which event Buyer shall return all work product materials and any updates thereto to the Sellers and Buyer shall be entitled to the immediate return of the Deposit and all earnings thereon. In such event, this Agreement shall be of no further force and effect and neither Buyer nor the Sellers shall have any further rights, obligations or liabilities hereunder; or in lieu of the foregoing right of termination,

                   (y) the right to bring an action in specific performance to compel the Sellers to perform this Agreement. Under no circumstances shall Buyer be entitled to recover any damages, whether direct, indirect or consequential unless specific performance is not available to Buyer because of the intentional conduct of the Sellers.



                                  ARTICLE XIII
                                 MISCELLANEOUS

       13.1 Notices. Any notice required or permitted hereunder shall be in writing and shall be deemed delivered when sent by a recognized private courier company or by United States registered or certified mail, one (1) day after deposit with such courier, postage prepaid, return receipt requested, or if sent by telecopy shall be deemed delivered when a confirmation of receipt is received by, and shall be addressed as follows:


If to the Sellers:       New England Life Insurance Company
-----------------        501 Boylston Street
                         Boston, MA  02117
                         Attention:  Thomas J. Lunny, Asset Manager

with a copy to:          Metropolitan Life Insurance Company
                         303 Perimeter Center N
                         Suite 600
                         Atlanta, GA  30346
                         Attention:  Mark Wilsmann, Assistant Vice President
                                     Real Estate Investments
and to:             Richard S. Novak, Esq.
                         Rackemann, Sawyer & Brewster
                         One Financial Center, 29th Floor
                         Boston, MA  02111

If to Buyer:             Joseph D. Wallace
-----------              Vice President - Due Diligence
                         CarrAmerica Realty Corporation
                         1700 Pennsylvania Avenue, NW
                         Washington, DC  20006

                         Jeffrey A. Usow, Esq.
                         Mayer, Brown & Platt
                         190 South LaSalle St.
                         Chicago, IL  60603-3441

or such other address as either party may from time to time specify in writing to the other in the manner aforesaid.

       13.2 Brokers and Finders. In connection with the transaction contemplated by this Agreement, the Sellers have agreed to pay and shall pay a brokerage commission to Laurence Blickman of BT Commercial Real Estate pursuant to separate agreement. In the event of a claim for broker's fee, finder's fee, commission or other similar compensation in connection herewith other than as set forth above, Buyer, if such claim is based upon any agreement alleged to have been made by Buyer, hereby agrees to protect and indemnify the Sellers against and hold the Sellers harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which the Sellers may sustain or incur by reason of such claim, and the Sellers, if such claim is based upon any agreement alleged to have been made by the Sellers, hereby agrees to protect and indemnify Buyer against and hold Buyer harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which Buyer may sustain or incur by reason of such claim. The provisions of this Section shall survive the termination of this Agreement or the Closing.

       13.3 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns, except that (i) Buyer's interest under this Agreement may be assigned, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, only to an entity controlled by or under common control with Buyer and (ii) Sellers' interest hereunder may not be assigned, encumbered or otherwise transferred whether voluntary, involuntarily, by operation of law, or otherwise, except pursuant to the MetLife Merger.

       13.4 Amendments. This Agreement may be amended or modified only by a written instrument executed by the party asserted to be bound thereby.

       13.5 Continuation and Survival of Representations and Warranties. All indemnifications, representations and warranties by the respective parties contained herein shall survive the execution and delivery of this Agreement, the delivery of the Deed and transfer of title, or the termination of this Agreement for a period of one year.

       13.6 Interpretation. Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

       13.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

       13.8 Merger of Prior Agreements. This Agreement and the exhibits hereto constitute the entire agreement between the parties with respect to the purchase and sale of the Property and supersedes all prior and contemporaneous agreements and understandings between the parties hereto relating to the subject matter hereof.

       13.9 Attorneys' Fees. In the event either Buyer or the Sellers brings any suit or other proceeding with respect to the subject matter or enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys' fees, expenses and costs of investigation as actually incurred (including without limitation court costs, expert witness fees, costs and expenses of investigation, and all attorneys' fees, costs and expenses in any such suit or proceeding, including without limitation in any action or participation in or in connection with any case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code, 11 United States Code

Sections 101 et seq., or any successor statutes, in establishing or enforcing the right to indemnification, in appellate proceedings, or in connection with the enforcement or collection of any judgment obtained in any such suit or proceeding). The parties hereto expressly agree that (i) all fees, costs and expenses, including without limitation, attorneys' fees, costs and expenses, as actually incurred in connection with the enforcement or collection of any judgment obtained in any such suit or proceeding shall be recoverable as a separate item and such right of recovery shall be severable from the right to recover other items under this Section, and (ii) the provisions of this sentence shall survive the entry of any judgment in any such suit or proceeding or the termination of this Agreement and shall not merge or be deemed to have merged into any such judgment.

       13.10  Time of the Essence.  Time is of the essence of this Agreement.

       13.11 Confidentiality. All information, studies and reports relating to the Property obtained by Buyer, either by the observations and examinations of its agents and representatives or as disclosed to it by the Sellers, shall remain confidential and if the transaction contemplated herein fails to close for any reason, Buyer shall deliver to the Sellers, at Buyer's actual and reasonable cost of duplication, all such information, reports and studies and Buyer shall make no further distributions or disclosures of any such information, reports and studies. Buyer and the Sellers agree that, to the extent reasonably practical, they shall keep the contents of this Agreement confidential and that no publicity or press release to the general public with respect to this transaction shall be made prior to the Closing by either party without the prior written consent of the other party. Buyer may disclose the aforesaid information to its affiliates, advisors, consultants and permitted assigns and may make such disclosures as required by law. Notwithstanding the foregoing, after the Closing, Buyer may issue a press release regarding the transaction, provided that no disclosure will be made of the economic terms of the transaction or the identity of the Sellers, except as expressly required by law.

       13.12 No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

       13.13 Further Acts. Each party shall, at the request of the other, execute, acknowledge (if appropriate) and deliver whatever additional documents, and do such other acts, as may be reasonably required in order to accomplish the intent and purposes of this Agreement.

       13.14 Agreement Not to Benefit Third Parties. This Agreement is made for the sole benefit of the Sellers and Buyer, and no other person shall be deemed to have any privity of contract under this Agreement nor any right to rely on this Agreement to any extent for any purpose whatsoever, nor have any right of action of any kind on this Agreement nor be deemed to be a third party beneficiary under this Agreement.

       13.15 Severability. If any provision of this Agreement or its application to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances, other than those to which it is held invalid, shall not be affected thereby and shall be enforced to the furthest extent permitted by law; provided, that the invalidity of such provision does not materially adversely affect the benefits accruing to any party hereunder.

       13.16 Facsimile Signatures. Buyer and the Sellers each (i) has agreed to permit the use, from time to time and where appropriate, of telecopied signatures in order to expedite the transaction contemplated by this Agreement,
(ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of the documents affecting the transaction contemplated by this Agreement based on the fact that a signature was sent by telecopy.

       13.17 Form 1099-S. For the purpose of complying with Section 6045 of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be deemed the "person responsible for closing the transaction," and shall be responsible for obtaining information necessary to file with the Internal Revenue Service Form 1099-S (Statement for Recipients of Proceeds From Real Estate, Broker and Barter Exchange Transactions.)

       13.18 Audits. The Sellers covenant and agree to reasonably cooperate, at the expense of Buyer, with the efforts of Buyer and Buyer's auditors in connection with audits conducted not later than one year after the Closing Date, provided, however, that all such information shall be expressly subject to the disclaimers of Article III above, which shall survive the Closing.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Buyer:
------

                             CARRAMERICA REALTY CORPORATION,
                             a Maryland corporation


                             By    /s/ Robert Stuckey
                                -------------------------------
                             Its
                                --------------------------


Escrow Holder:               CHICAGO TITLE INSURANCE COMPANY
-------------



                             By    /s/
                                -------------------------------
                             Its
                                ----------------------------




              Sellers:        ORCHARD INVESTMENT COMPANY
              --------        NUMBER 315, a California
                              general partnership, by its general
                              partners:

                                 NELO, L.P., a California limited partnership, by its general partner:

                                      NEW ENGLAND MUTUAL LIFE
                                         INSURANCE COMPANY, a
                                      Massachusetts corporation


                                      By: /s/ Robert Y. Tsien
                                         --------------------
                                        Robert Y. Tsien

                             Second Vice President


                           By: /s/ Thomas J. Lunny
                              --------------------
                             Thomas J. Lunny
                             Asset Manager

                      CONSOLIDATED ORCHARD INVESTORS,
                      a California general partnership,
                      by its general partner:

                           NEW ENGLAND MUTUAL LIFE
                           INSURANCE COMPANY, a
                           Massachusetts corporation


                         By: /s/ Robert Y. Tsien
                            --------------------
                             Robert Y. Tsien
                             Second Vice President


                           By: /s/ Thomas J. Lunny
                              --------------------
                             Thomas J. Lunny
                             Asset Manager

                      ORCHARD INVESTMENT COMPANY
                      NUMBER 510, a California
                      general partnership, by its general
                      partners:

                      NELO, L.P., a California limited partnership, by its general partner:

                           NEW ENGLAND MUTUAL LIFE
                           INSURANCE COMPANY, a
                           Massachusetts corporation

                                    By: /s/ Robert Y. Tsien
                                       --------------------
                                      Robert Y. Tsien
                                      Second Vice President


                                    By: /s/ Thomas J. Lunny
                                       --------------------
                                      Thomas J. Lunny
                                      Asset Manager


                                 CONSOLIDATED ORCHARD INVESTORS, a
                                 California general partnership, by its general partner:

                                    NEW ENGLAND MUTUAL LIFE
                                    INSURANCE COMPANY, a
                                    Massachusetts corporation


                                    By: /s/ Robert Y. Tsien
                                       --------------------
                                      Robert Y. Tsien
                                      Second Vice President


                                    By: /s/ Thomas J.Lunny
                                       -------------------
                                      Thomas J. Lunny
                                      Asset Manager

                                 ORCHARD INVESTMENT COMPANY
                                 NUMBER 606, a California
                                 general partnership, by its general
                                 partners:

                                 NELO, L.P., a California limited partnership, by its general partner:

                                    NEW ENGLAND MUTUAL LIFE

                                     INSURANCE COMPANY, a
                                     Massachusetts corporation


                                     By: /s/ Robert Y. Tsien
                                        --------------------
                                       Robert Y. Tsien
                                       Second Vice President


                                     By: /s/ Thomas J. Lunny
                                        --------------------
                                       Thomas J. Lunny
                                       Asset Manager


                                  CONSOLIDATED ORCHARD INVESTORS, a
                                  California general partnership,
                                  by its general partner:

                                     NEW ENGLAND MUTUAL LIFE
                                     INSURANCE COMPANY, a
                                     Massachusetts corporation


                                     By: /s/ Robert Y. Tsien
                                        --------------------
                                       Robert Y. Tsien
                                       Second Vice President


                                     By: /s/ Thomas J.Lunny
                                        -------------------
                                       Thomas J. Lunny
                                       Asset Manager

                                  ORCHARD INVESTMENT COMPANY
                                  NUMBER 607, a California
                                  general partnership, by its general
                                  partners:

                                  NELO, L.P., a California limited partnership,
                                 by its general partner:

                                    NEW ENGLAND MUTUAL LIFE
                                    INSURANCE COMPANY, a
                                    Massachusetts corporation


                                    By: /s/ Robert Y. Tsien
                                       --------------------
                                      Robert Y. Tsien
                                      Second Vice President


                                    By: /s/ Thomas J.Lunny
                                       -------------------
                                      Thomas J. Lunny
                                      Asset Manager


                                 CONSOLIDATED ORCHARD INVESTORS, a
                                 California general partnership,
                                 by its general partner:

                                    NEW ENGLAND MUTUAL LIFE
                                    INSURANCE COMPANY, a
                                    Massachusetts corporation


                                    By: /s/ Robert Y. Tsien
                                       --------------------
                                      Robert Y. Tsien
                                      Second Vice President


                                    By: /s/ Thomas J.Lunny
                                       -------------------
                                      Thomas J. Lunny
                                      Asset Manager

                                 ORCHARD INVESTMENT COMPANY
                                 NUMBER 609, a California
                                 general partnership, by its general
                            partners:

                            NELO, L.P., a California limited partnership, by its general partner:

                               NEW ENGLAND MUTUAL LIFE
                               INSURANCE COMPANY, a
                               Massachusetts corporation


                               By: /s/ Robert Y. Tsien
                                  --------------------
                                 Robert Y. Tsien
                                 Second Vice President


                               By: /s/ Thomas J. Lunny
                                  --------------------
                                 Thomas J. Lunny
                                 Asset Manager


                            CONSOLIDATED ORCHARD INVESTORS,a
                            California general partnership, by its general partner:

                               NEW ENGLAND MUTUAL LIFE
                               INSURANCE COMPANY, a
                               Massachusetts corporation


                               By: /s/ Robert Y. Tsien
                                  --------------------
                                 Robert Y. Tsien
                                 Second Vice President


                               By: /s/ Thomas J. Lunny
                                  --------------------
                                 Thomas J. Lunny
                                 Asset Manager

                                ORCHARD INVESTMENT COMPANY
                                NUMBER 751, a California
                                general partnership, by its general
                                partners:

                                NELO, L.P., a California limited partnership, by its general partner:

                                   NEW ENGLAND MUTUAL LIFE
                                   INSURANCE COMPANY, a
                                   Massachusetts corporation


                                   By: /s/ Robert Y. Tsien
                                      --------------------
                                     Robert Y. Tsien
                                     Second Vice President


                                   By: /s/ Thomas J.Lunny
                                      -------------------
                                     Thomas J. Lunny
                                     Asset Manager


                                CONSOLIDATED ORCHARD INVESTORS, a
                                California general partnership, by its general partner:

                                   NEW ENGLAND MUTUAL LIFE
                                   INSURANCE COMPANY, a
                                   Massachusetts corporation


                                   By: /s/ Robert Y. Tsien
                                      --------------------
                                     Robert Y. Tsien
                                     Second Vice President


                                   By: /s/ Thomas J.Lunny
                                      -------------------

                                        Thomas J. Lunny
                                        Asset Manager

                                  ORCHARD INVESTMENT COMPANY
                                  NUMBER 901, a California
                                  general partnership, by its general
                                  partners:

                                  NELO, L.P., a California limited partnership, by its general partner:

                                      NEW ENGLAND MUTUAL LIFE
                                      INSURANCE COMPANY, a
                                      Massachusetts corporation


                                      By: /s/ Robert Y. Tsien
                                         --------------------
                                        Robert Y. Tsien
                                        Second Vice President


                                      By: /s/ Thomas J.Lunny
                                         -------------------
                                        Thomas J. Lunny
                                        Asset Manager


                                  CONSOLIDATED ORCHARD INVESTORS, a
                                  California general partnership, by its general partner:

                                      NEW ENGLAND MUTUAL LIFE
                                      INSURANCE COMPANY, a
                                      Massachusetts corporation


                                      By: /s/ Robert Y. Tsien
                                         --------------------
                                         Robert Y. Tsien
                                         Second Vice President

                         EXHIBITS INTENTIONALLY OMITTED

                               FIRST AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

         This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("First Amendment") is made and entered into as of this __th day of September, 1996 among (i) ORCHARD INVESTMENT COMPANY NUMBER 315, a California general partnership ("OIC 315"), ORCHARD INVESTMENT COMPANY NUMBER 510, a California general partnership, ("OIC 510"), ORCHARD INVESTMENT COMPANY NUMBER 606, a California general partnership, ("OIC 606"), ORCHARD INVESTMENT COMPANY NUMBER 607, a California General partnership ("OIC 607"), ORCHARD INVESTMENT COMPANY NUMBER 609, a California general partnership, ("OIC 609"), ORCHARD INVESTMENT COMPANY NUMBER 751, a California general partnership, ("OIC 751"), and ORCHARD INVESTMENT COMPANY NUMBER 901, a California general partnership, ("OIC 901") (collectively, the "Sellers"), each with an address c/o New England Life Insurance Company, 501 Boylston Street, Boston, Massachusetts 02116-3700 and
(ii) CARRAMERICA REALTY CORPORATION, a Maryland corporation with an address of 1700 Pennsylvania Avenue, NW, Washington, DC 20006 ("Buyer").
                              W I T N E S S E T H:

         WHEREAS, Seller and Buyer entered into a certain Purchase and Sale Agreement dated as of August 27, 1996 ("Purchase and Sale Agreement"); and

         WHEREAS, Seller and Buyer mutually desire to modify and amend the Purchase and Sale Agreement as set forth below.

                                   AGREEMENT:

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. All capitalized words and phrases in this Amendment not otherwise defined herein, shall have the same meanings herein as defined in the Purchase and Sale Agreement.

2. Section 8.1(d)(3) of the Purchase and Sale Agreement is hereby deleted and replaced by the following:

                 (d)(3) As of the date of sale, Buyer will be acting on its own behalf and for its own accounts.

         Except as expressly modified hereby, all of the terms, conditions and provisions of the Purchase and Sale Agreement remain unchanged and are hereby ratified and confirmed as being in full force and effect.

         WITNESS the execution hereof under seal as of the date above first written.




Buyer:                 CARRAMERICA REALTY CORPORATION,
-----
                           a Maryland corporation


                           By /s/ Robert Stuckey
                              ----------------------------------------
                           Its
                                --------------------------------------



Sellers:                   ORCHARD INVESTMENT COMPANY
-------                    NUMBER 315, a California general
                           partnership, by its general partners:

                             NELO, L.P., a California limited
                             partnership, by its general partner:

                                 METROPOLITAN LIFE INSURANCE
                                 COMPANY, a New York corporation


                                 By:  /s/ Mark Wilsmann
                                     -----------------------------------
                                        Mark Wilsmann
                                        Its Assistant Vice President



                             CONSOLIDATED ORCHARD INVESTORS,
                             a California general partnership,
                             by its general partner:

                                 METROPOLITAN LIFE INSURANCE
                                 COMPANY, a New York corporation


                                 By: /s/ Mark Wilsmann
                                    ------------------------------------
                                        Mark Wilsmann
                                        Its Assistant Vice President

Sellers:                              ORCHARD INVESTMENT COMPANY
-------                               NUMBER 510, a California general
                                      partnership, by its general partners:

                                        NELO, L.P., a California limited
                                        partnership, by its general partner:

                                            METROPOLITAN LIFE INSURANCE
                                            COMPANY, a New York corporation


                                            By: /s/ Mark Wilsmann
                                               --------------------------------
                                                   Mark Wilsmann
                                                   Its Assistant Vice President


                                        CONSOLIDATED ORCHARD INVESTORS,
                                        a California general partnership,
                                        by its general partner:

                                            METROPOLITAN LIFE INSURANCE
                                            COMPANY, a New York corporation


                                            By: /s/ Mark Wilsmann
                                               -------------------------------
                                                   Mark Wilsmann
                                                   Its Assistant Vice President


                                      ORCHARD INVESTMENT COMPANY
                                      NUMBER 606, a California general
                                      partnership, by its general partners:

                                        NELO, L.P., a California limited
                                        partnership, by its general partner:

                                            METROPOLITAN LIFE INSURANCE
                                            COMPANY, a New York corporation


                                            By: /s/ Mark Wilsmann
                                               -------------------------------
                                                   Mark Wilsmann
                                                   Its Assistant Vice President

Sellers:                             CONSOLIDATED ORCHARD INVESTORS,
-------                              a California general partnership,
                                     by its general partner:

                                         METROPOLITAN LIFE INSURANCE
                                         COMPANY, a New York corporation


                                         By: /s/ Mark Wilsmann
                                            ----------------------------------
                                                Mark Wilsmann
                                                Its Assistant Vice President


                                   ORCHARD INVESTMENT COMPANY
                                   NUMBER 607, a California general
                                   partnership, by its general partners:

                                     NELO, L.P., a California limited
                                     partnership, by its general partner:

                                         METROPOLITAN LIFE INSURANCE
                                         COMPANY, a New York corporation


                                         By: /s/ Mark Wilsmann
                                            ----------------------------------
                                                Mark Wilsmann
                                                Its Assistant Vice President


                                     CONSOLIDATED ORCHARD INVESTORS,
                                     a California general partnership,
                                     by its general partner:

                                         METROPOLITAN LIFE INSURANCE
                                         COMPANY, a New York corporation

                                         By: /s/ Mark Wilsmann
                                            ----------------------------------
                                                Mark Wilsmann
                                                Its Assistant Vice President

Sellers:                          ORCHARD INVESTMENT COMPANY
-------                           NUMBER 609, a California general
                                  partnership, by its general partners:

                                    NELO, L.P., a California limited
                                    partnership, by its general partner:

                                        METROPOLITAN LIFE INSURANCE
                                        COMPANY, a New York corporation


                                        By: /s/ Mark Wilsmann
                                           ----------------------------------
                                               Mark Wilsmann
                                               Its Assistant Vice President


                                    CONSOLIDATED ORCHARD INVESTORS,
                                    a California general partnership,
                                    by its general partner:

                                        METROPOLITAN LIFE INSURANCE
                                        COMPANY, a New York corporation

                                        By: /s/ Mark Wilsmann
                                           ----------------------------------
                                               Mark Wilsmann
                                               Its Assistant Vice President


Sellers:                          ORCHARD INVESTMENT COMPANY
-------                           NUMBER 751, a California general
                                  partnership, by its general partners:

                                    NELO, L.P., a California limited
                                    partnership, by its general partner:

                                        METROPOLITAN LIFE INSURANCE
                                        COMPANY, a New York corporation


                                        By: /s/ Mark Wilsmann
                                           ----------------------------------
                                               Mark Wilsmann
                                               Its Assistant Vice President

Sellers:                          CONSOLIDATED ORCHARD INVESTORS,
-------                           a California general partnership,
                                  by its general partner:

                                      METROPOLITAN LIFE INSURANCE
                                      COMPANY, a New York corporation


                                      By: /s/ Mark Wilsmann
                                         ----------------------------------
                                             Mark Wilsmann
                                             Its Assistant Vice President


                                ORCHARD INVESTMENT COMPANY
                                NUMBER 901, a California general
                                partnership, by its general partners:

                                  NELO, L.P., a California limited
                                  partnership, by its general partner:

                                      METROPOLITAN LIFE INSURANCE
                                      COMPANY, a New York corporation


                                      By: /s/ Mark Wilsmann
                                         ----------------------------------
                                             Mark Wilsmann
                                             Its Assistant Vice President


                                  CONSOLIDATED ORCHARD INVESTORS,
                                  a California general partnership,
                                  by its general partner:

                                      METROPOLITAN LIFE INSURANCE
                                      COMPANY, a New York corporation


                                      By: /s/ Mark Wilsmann
                                          ---------------------------------
                                             Mark Wilsmann
                                             Its Assistant Vice President

                              SECOND AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

         This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Second Amendment") is made and entered into as of this 26th day of September, 1996 among (i) ORCHARD INVESTMENT COMPANY NUMBER 315, a California general partnership ("OIC 315"), ORCHARD INVESTMENT COMPANY NUMBER 510, a California general partnership, ("OIC 510"), ORCHARD INVESTMENT COMPANY NUMBER 606, a California general partnership, ("OIC 606"), ORCHARD INVESTMENT COMPANY NUMBER 607, a California General partnership ("OIC 607"), ORCHARD INVESTMENT COMPANY NUMBER 609, a California general partnership, ("OIC 609"), ORCHARD INVESTMENT COMPANY NUMBER 751, a California general partnership, ("OIC 751"), and ORCHARD INVESTMENT COMPANY NUMBER 901, a California general partnership, ("OIC 901") (collectively, the "Sellers"), each with an address c/o New England Life Insurance Company, 501 Boylston Street, Boston, Massachusetts 02116-3700 and
(ii) CARRAMERICA REALTY CORPORATION, a Maryland corporation with an address of 1700 Pennsylvania Avenue, NW, Washington, DC 20006 ("Buyer").

                              W I T N E S S E T H:

          WHEREAS, Seller and Buyer entered into a certain Purchase and Sale Agreement dated as of August 27, 1996 ("August Purchase and Sale Agreement");

          WHEREAS, Seller and Buyer entered into a certain First Amendment to Purchase and Sale Agreement dated as of September __, 1996 ("First Amendment") amending the August Purchase and Sale Agreement ( as so amended, the "Purchase and Sale Agreement");

          WHEREAS, the Purchase and Sale Agreement established September 26, 1996 as the Approval Date (as defined in the Purchase and Sale Agreement);

          WHEREAS, Buyer has (i) not yet completed certain items of due diligence ("Extended Due Diligence Items") expressly set forth in a certain letter from Joseph D. Wallace to Thomas J. Lunny dated September 25, 1996 (excluding items 17 and 18), a copy of which is attached hereto ("Wallace Letter") and (ii) raised with the Sellers the possibility of a Recognized Environmental Condition (as defined in the Purchase and Sale Agreement) having occurred with respect to the portion of the Land owned by OIC 609 located at 2688-2712 Orchard Parkway, San Jose, California ("Kaiser Parcel") and

         WHEREAS, Seller and Buyer mutually desire to further modify and amend the Purchase and Sale Agreement as set forth below.

                                   AGREEMENT:

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

3. All capitalized words and phrases in this Amendment not otherwise defined herein, shall have the same meanings as defined in the Purchase and Sale Agreement.

4. Solely for the purposes of defining the date for making the Second Deposit under Section 2.2(b) of the Purchase and Sale Agreement, the Approval Date shall be October 4, 1996.

5. Solely as to the Extended Due Diligence Items, each of which shall be satisfactory to and approved by Buyer in its sole discretion (it being agreed that such discretion shall in no event encompass disapproval based on items other than Extended Due Diligence Items ("Regular Due Diligence Items")), the Approval Date shall be October 4, 1996, it being agreed that the Approval Date for all Regular Due Diligence Items shall be September 26, 1996 (except as expressly otherwise set forth in the Purchase and Sale Agreement or herein), with all rights of termination on account of such Regular Due Diligence Items being irrevocably waived by Buyer simultaneously with the execution and delivery hereof. To the extent that certain of the Extended Due Diligence Items constitute title matters ("Extended Title Matters") which would otherwise be the subject of a title notice under Section
         5.1.2 of the Purchase and Sale Agreement, the Approval Date for such Extended Title Matters shall be October 4, 1996 and the title notice and response provisions of Article V shall be applicable thereto.

4.       Solely as to the Kaiser Parcel, the Environmental Approval Date under
         Section 5.6 of the Purchase and Sale Agreement shall be October 17, 1996, it being expressly agreed that (i) the standard for environmental approval or disapproval of the Kaiser Parcel shall be approval in the sole discretion (it being agreed that such discretion shall in no event encompass disapproval based on items other than the environmental condition of the Kaiser Parcel) of Buyer, regardless of the existence of a Recognized Environmental Condition, and (ii) the standard for environmental approval for all portions of the Land other than the Kaiser Parcel shall be a Recognized Environmental Condition (as more particularly set forth in said Section 5.6) with an Environmental Approval Date of October 11, 1996.

5. If Buyer disapproves the Extended Due Diligence Items or the environmental condition of the Kaiser Parcel in accordance with paragraph 3 or 4 above, respectively, then the Purchase and Sale Agreement shall be terminated and neither party shall have any further rights or obligations hereunder except for any indemnity obligations of either party pursuant to the other provisions of the Purchase and Sale Agreement, the Deposit shall be returned to Buyer and each party shall bear its own costs incurred hereunder. All escrow cancellation fees shall be paid by Buyer and the Sellers equally.

6. This Agreement may be executed in multiple counterparts, all of which will constitute one (1) original document.

         Except as expressly modified hereby, all of the terms, conditions and provisions of the Purchase and Sale Agreement remain unchanged and are hereby ratified and confirmed as being in full force and effect.

         WITNESS the execution hereof under seal as of the date above first written.




Buyer:                      CARRAMERICA REALTY CORPORATION,
-----                               a Maryland corporation


                                    By /s/ Robert Stuckey
                                        ---------------------------
                                    Its
                                        -----------------------------


Sellers:                            ORCHARD INVESTMENT COMPANY
-------                             NUMBER 315, a California general
                                    partnership, by its general partners:

                                      NELO, L.P., a California limited
                                      partnership, by its general partner:

                                          METROPOLITAN LIFE INSURANCE
                                          COMPANY, a New York corporation


                                          By: /s/ Mark Wilsmann
                                             ----------------------------------
                                                 Mark Wilsmann
                                                 Its Assistant Vice President


                                      CONSOLIDATED ORCHARD INVESTORS,
                                      a California general partnership,
                                      by its general partner:

                                          METROPOLITAN LIFE INSURANCE
                                          COMPANY, a New York corporation


                                          By: /s/ Mark Wilsmann
                                             ----------------------------------

                                    Mark Wilsmann
                                    Its Assistant Vice President
                              ORCHARD INVESTMENT COMPANY
                              NUMBER 510, a California general
                              partnership, by its general partners:

                                NELO, L.P., a California limited
                                partnership, by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President


                                CONSOLIDATED ORCHARD INVESTORS,
                                a California general partnership,
                                by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President


                              ORCHARD INVESTMENT COMPANY
                              NUMBER 606, a California general
                              partnership, by its general partners:

                                NELO, L.P., a California limited
                                partnership, by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President

                                CONSOLIDATED ORCHARD INVESTORS,
                                a California general partnership,
                                by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President


                              ORCHARD INVESTMENT COMPANY
                              NUMBER 607, a California general
                              partnership, by its general partners:

                                NELO, L.P., a California limited
                                partnership, by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President


                                CONSOLIDATED ORCHARD INVESTORS,
                                a California general partnership,
                                by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President

                              ORCHARD INVESTMENT COMPANY
                              NUMBER 609, a California general
                              partnership, by its general partners:

                                NELO, L.P., a California limited
                                partnership, by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President


                                CONSOLIDATED ORCHARD INVESTORS,
                                a California general partnership,
                                by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President


                              ORCHARD INVESTMENT COMPANY
                              NUMBER 751, a California general
                              partnership, by its general partners:

                                NELO, L.P., a California limited
                                partnership, by its general partner:

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY, a New York corporation


                                    By: /s/ Mark Wilsmann
                                       ----------------------------------
                                           Mark Wilsmann
                                           Its Assistant Vice President

                                   CONSOLIDATED ORCHARD INVESTORS,
                                   a California general partnership,
                                   by its general partner:

                                       METROPOLITAN LIFE INSURANCE
                                       COMPANY, a New York corporation


                                       By: /s/ Mark Wilsmann
                                          ----------------------------------
                                              Mark Wilsmann
                                              Its Assistant Vice President


                                 ORCHARD INVESTMENT COMPANY
                                 NUMBER 901, a California general
                                 partnership, by its general partners:

                                   NELO, L.P., a California limited
                                   partnership, by its general partner:

                                       METROPOLITAN LIFE INSURANCE
                                       COMPANY, a New York corporation


                                       By: /s/ Mark Wilsmann
                                          ----------------------------------
                                              Mark Wilsmann
                                              Its Assistant Vice President


                                   CONSOLIDATED ORCHARD INVESTORS,
                                   a California general partnership,
                                   by its general partner:

                                       METROPOLITAN LIFE INSURANCE
                                       COMPANY, a New York corporation


                                       By: /s/ Mark Wilsmann
                                           ---------------------------------
                                              Mark Wilsmann
                                              Its Assistant Vice President

                         CARRAMERICA REALTY CORPORATION
                            1700 PENNSYLVANIA AVENUE
                            WASHINGTON, D.C.  20006



                                October 4, 1996

VIA FACSIMILE

New England Life Insurance Company
501 Boylston Street
Boston, MA  02117

Attention:            Thomas J. Lunny
                      Asset Manager

         RE:     THE NELO/ORCHARD PORTFOLIO

Dear Mr. Lunny:

         Reference is made to that certain Purchase and Sale Agreement dated as of August 27, 1996 (as amended, the "Agreement"), among (i) Orchard Investment Company Number 315 ("OIC 315"), Orchard Investment Company Number 510 ("OIC 510"), Orchard Investment Company Number 606 ("OIC 606"), Orchard Investment Company Number 607 ("OIC 607"), Orchard Investment Company Number 609 ("OIC 609"), Orchard Investment Company Number 751 ("OIC 751"), and Orchard Investment Company Number 901 ("OIC 901") (collectively, the "Sellers"), and
(ii) CarrAmerica Realty Corporation ("Buyer"). All defined terms used herein not otherwise defined herein shall have the same meanings as they have in the Agreement.

         The Agreement established September 26, 1996 as the Approval Date.
The Approval Date was extended with respect to certain items (the "Extended Due Diligence Items") to October 4, 1996, pursuant to that certain Second Amendment to Purchase and Sale Agreement dated September 26, 1996 (the "Second Amendment"). This letter sets forth below certain agreements of Sellers and Buyer amending and modifying the Agreement.

         It is Buyer's understanding that the Agreement shall be modified and amended as follows, upon execution by Sellers as aforesaid:

         1. Solely as to the Extended Due Diligence Items set forth as Item Nos. 2, 3 and 8 in the "Wallace Letter" (as defined in the Second Amendment), which shall be satisfactory and approved by Buyer in its sole discretion (it being agreed that such discretion shall in no event encompass disapproval based on the other Extended Due Diligence Items), the Approval Date shall be October 11, 1996, it being agreed that the Approval Date for all other Extended Due Diligence Items shall be October 4, 1996 (except as expressly otherwise set forth in Agreement or herein), with all rights of termination on account of such other Extended Due Diligence Items being waived by Buyer simultaneously with the execution and delivery of this letter by Sellers and expressly in consideration of the Purchase Price adjustment in paragraph 2 below. To the extent that title matters may arise in connection with the remaining due diligence items, as set forth above, the Approval Date for such title matters shall be October 11, 1996, and the title notice and response provisions of Article V shall be applicable thereto. The approval dates with respect to environmental matters shall not be affected hereby.

         2. In consideration of all of the agreements of Sellers herein, the Purchase Price for the Property shall be reduced by the sum of $655,000 (which shall be allocated among the Projects in a manner reasonably acceptable to Sellers and Buyer) to $119,345,000. Further, with respect to that certain Lease dated May 17, 1996 between OIC 609 and Boston Scientific Corporation (the "Boston Scientific Lease"), if the parties reasonably determine that the tenant thereunder likely will not commence the payment of rent on (i) Phase I as of November 15, 1996 and (ii) Phase II as of January 7, 1997, as a result of the acts or omissions of sellers or their agents, an amount equal to $69,418 for Phase I and $55,854 for Phase II under the Boston Scientific Lease shall be withheld from the Purchase Price and deposited in escrow with the Escrow Holder, to be disbursed to satisfy any such non-payment (or less than full payment) of rent by such tenant. The parties agree to (i) meet no later than five days prior to Closing to make the foregoing determination and (ii) execute and deliver to the Escrow Holder at Closing such supplemental escrow instructions as may be reasonably necessary to effectuate the foregoing. To the extent that such holdback amount is not disbursed or required to be disbursed to pay rent to Buyer as aforesaid, it shall be disbursed to Sellers by not later than (i) for Phase I, the earlier of the day after the rent commencement date or December 16, 1996, or (ii) for Phase II, the earlier of the day after the rent commencement date or February 8, 1997.

         3. At the Closing, Sellers shall execute and deliver (i) an Owner's Declaration substantially in the form attached to the Memorandum dated October 1, 1996 of James A. Parker to Laura A. Miller and Richard S. Novak, as supplemented as provided herein, and a Statement of transfer tax due and request that transfer tax declaration not be made a part of the permanent record in the office of the county recorded (pursuant to section 11932 R&T) code, substantially in the form submitted to Mr. Novak in Mr. Parker's September 20, 1996 letter. Buyer also will execute the foregoing Statement of transfer tax due.

         4. It shall be a mutual condition to the respective closing obligations of Buyer and the Sellers that at the Closing, the other shall execute and deliver an Assignment and Assumption of Construction Contract, in substantially the form submitted to Mr. Novak in Mayer, Brown & Platt's September 27, 1996 letter (but incorporating disclaimer provisions similar to those contained in Paragraph 1 of Exhibit 1.4 to the Agreement), for the construction contracts for the construction under the Boston Scientific Lease and the Lease dated August 8, 1996 with Clarify, Inc. (the "Clarify Lease"), and any other construction contracts entered into (and approved by Buyer pursuant to the Agreement) which are to be assigned to and assumed by Buyer at Closing, in connection with the leases (the Other Leases") with Solitron and Silicon Valley Shelving, It shall be a further condition of Buyer's obligation to close that Buyer receive (i) a Consent and

Acknowledgement (substantially in the form attached to the foregoing Assignment) from each such contractor, provided, however, that Buyer's obligation to close shall not be conditioned (except with respect to the Boston Scientific leasehold work) upon receipt of a contractor's consent to such assignment if the applicable contract is assignable by its terms, and (ii) a proper lien waiver from the contractor performing construction work in connection with the Boston Scientific Lease, evidencing payment through Closing. The Sellers agree to use reasonable efforts to obtain such consents and waivers.

         5. It shall be a mutual condition to the respective closing obligations of Buyer and the Sellers that at the Closing, the other shall execute and deliver to Buyer an Assignment and Assumption of Consulting Contract, substantially in the form submitted to Mr. Novak in Mayer Brown & Platt's September 27, 1996 letter (but incorporating disclaimer provisions similar to those contained in Paragraph 1 of Exhibit 1.4 to the Agreement), for the architect's agreements in connection with the construction under the Boston Scientific Lease and the Clarify Lease, together with any architect's or consulting contracts entered into (and approved by Buyer pursuant to the Agreement), which are to be assigned to and assumed by Buyer at Closing, in connection with the Other Leases referred to above. It shall be a further condition of Buyer's obligation to close that Buyer receive a Consent and Acknowledgement (substantially in the form attached to the foregoing Assignment) from each such architect or consultant, provided, however, that Buyer's obligation to close shall not be conditioned upon receipt of an architect's or consultant's consent to such assignment if the applicable contract is assignable by its terms. The Sellers agree to use reasonable efforts to obtain such consents.

         6. It shall be a condition to Buyer's obligation to close that at the Closing, Sellers shall cause to be executed and delivered to Buyer (i) assignments of the declarant and/or developer rights under or pursuant to the Declarations of Restrictions affecting Project Nos. 510, 606, 607/608, 609 and 901, each assignment to be substantially in the form attached and (ii) Certificates of Compliance from the declarants under the Declarations of Restrictions affecting Project No. 510, 606, 607/608, 609 and 901, substantially in the forms attached (but modified such that any certification made by Sellers or their constituent partners shall be limited to the actual knowledge of Thomas J. Lunny). Further, it shall be a condition to Buyer's obligation to close that at the Closing, Sellers cause Orchard Properties, Inc. ("Orchard") to be removed as "Approving Agent" under the Declarations of Restrictions applicable to Project Nos. 606, 607/608, 609 and 901, and further shall cause to be dissolved the "Novell Property Committee" established under the Declarations of Restrictions applicable to Project No. 901. Sellers will use their reasonable efforts to cause Orchard to execute the Certificates of Compliance as "Declarant" or "Approving Agent" substantially in the forms attached hereto, and to obtain the other Estoppel Certificates and Certificates of Compliance from third parties substantially in the form attached hereto. It shall be a condition of Buyer's obligation to close that Buyer shall receive Certificate of Compliance from each of the declarants, and executed by the "Approving Agent" where applicable, under the Declarations of Restrictions applicable to all of the Projects (other than Project 751).

         7. Sellers will use their reasonable efforts obtain written confirmation from Orchard of its approval as "Approving Agent" of the Boston Scientific Lease and the Clarify Lease. It shall be a condition to Buyer's obligation to close that such confirmation is received on or before the Closing.

         8. Sellers agree to deliver to Buyer no later than five (5) business days prior to Closing all information necessary to permit Sellers and Buyer to agree on a proration adjustment for CAM charges in accordance with the Agreement. The parties agree that Sellers will give a credit to Buyer at Closing for an amount representing the difference, if any, between (i) the recoverable capital expenditures set forth in the projections previously submitted by Sellers to Buyer and (ii) the actual expenditures so made.

         9. With respect to the "Kaiser Parcel" (as defined in the Second Amendment), in the event that certain monitoring wells located on said parcel are not closed by the Closing, the Sellers shall assign to the Buyer all of their rights to cause Kaiser to complete such closure. Sellers agree to reasonably cooperate to permit the former tenant to have access to the Kaiser Parcel to perform such work.

         10. Sellers acknowledge that in the original Agreement (and first and second amendments thereto), on of the general partners of each of the Sellers is referred to as Consolidated Orchard Investors, a California general partnership, rather than COI, Ltd., a California limited partnership ("COI"). By its execution hereof, COI, in its capacity as general partner of each Seller, hereby confirms and ratifies, and agrees to be bound by, the Agreement, as heretofore amended.

         11. Sellers hereby acknowledge and agree that, in order to satisfy certain legal requirements in connection with a filing with the Securities and Exchange Commission, consistent with Section 13.11 of the Agreement, Buyer may disclose information and documentation relating to the transaction contemplated by the Agreement, including, without limitation, the terms of the Agreement, the identity of the Sellers, and rental and operating information, to the extent Buyer may be required to make such disclosure.

         12. For purposes hereof, the "reasonable efforts" of Sellers shall mean the timely exercise of diligent efforts, including the assertion of contractual rights possessed by the Sellers, but only to the extent Thomas J. Lunny is now aware or subsequently becomes informed of such rights. The term shall not, however, include any obligation of any seller to incur any current or future liability, expend any monies, or waive or surrender any right or privilege deemed (in the sole discretion of the applicable Seller) desirable or valuable.

         13. With respect to those conditions to buyer's obligations to close referenced in Paragraphs 4, 5 and 6 above, which contemplate the execution and delivery of documents by Sellers or its constituent partners at Closing, Sellers shall have no liability to Buyer if such deliveries are not made, and Buyer's sole recourse shall be to terminate the Agreement and recover its Deposit, unless Sellers or its constituent partners willfully and in bad faith refuse to execute and deliver such documents at Closing.

         14. For purposes of Section 2.2(b) of the Agreement, the Second Deposit shall be timely made if received by the Escrow Holder on October 7, 1996.

         15. It shall be a condition to Buyer's obligation to close that the Title Company not have taken any exception with respect to any rights of David J. Brown ("Brown") or Golden Triangle Acquisition Co., L.L.C. ("Golden Triangle").

                            [Signature Page Follows]

   If you are in agreement with the foregoing, please sign this letter below.

                                              Very truly yours,

                                              CARRAMERICA REALTY CORPORATION

                                              By:
                                                 ---------------------------


cc:  Mark Wilsmann (via facsimile)
         Richard S. Novak (via facsimile)
         Jeffrey A. Usow (via facsimile)


AGREED TO AND ACCEPTED
this ______ day of October, 1996

OIC 315, OIC 51O, OIC 606, OIC 607,
OIC 609, OIC 751 and OIC 901

By:      NELO, L.P., a California limited
         partnership, its general partner

         By:     Metropolitan Life Insurance
                 Company, a New York
                 corporation


                 By:
                    --------------------------
                 Its:
                     -------------------------

By:      COI, Ltd., a California limited partnership

         By:     Metropolitan Life Insurance
                 Company, a New York
                 corporation


                 By:
                    --------------------------
                 Its:
                     -------------------------

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA  02117




                                October 11, 1996

VIA FACSIMILE

CarrAmerica Realty Corporation
1700 Pennsylvania Avenue
Washington, D.C.  20006

Attention:       Joseph D. Wallace, Vice President

         RE:     THE NELO/ORCHARD PORTFOLIO: NYLICO CONSENT AND SIGN EASEMENT

Dear Mr. Wallace:

         Reference is made to that certain Purchase and Sale Agreement dated as of August 27, 1996 (as amended, the "Agreement"), among (i) Orchard Investment Company Number 315 ("OIC 315"), Orchard Investment Company Number 510 ("OIC 510"), Orchard Investment Company Number 606 ("OIC 606"), Orchard Investment Company Number 607 ("OIC 607"), Orchard Investment Company Number 609 ("OIC 609"), Orchard Investment Company Number 751 ("OIC 751"), and Orchard Investment Company Number 901 ("OIC 901") (collectively, the "Sellers"), and
(ii) CarrAmerica Realty Corporation ("Buyer"). All defined terms used herein not otherwise defined herein shall have the same meanings as they have in the Agreement.

         The Agreement established September 26, 1996 as the Approval Date.
The Approval Date was extended with respect to certain items (the "Extended Due Diligence Items") to October 4, 1996, pursuant to that certain Second Amendment to Purchase and Sale Agreement dated September 26, 1996 (the "Second Amendment"). The Approval Date for the Extended Due Diligence Items set forth as Item Nos. 2, 3 and 8 in the "Wallace Letter" (as defined in the Second Amendment) (the "October 11 Items") was further extended to October 11, 1996, pursuant to that certain letter agreement between the Buyer and the Sellers dated October 4, 1996 ("October 4 Letter").

         The Sellers have agreed with the Buyer as follows:

         1. WAIVER OF EXTENDED DUE DILIGENCE ITEMS. Subject to the items expressly set forth in the Agreement (as amended through the Second Amendment) and the October 4 Letter, Buyer hereby approves and waives the Extended Due Diligence Items and all items to be reviewed and approved under Agreement other than (i) as expressly set forth in paragraph 4 of Second Amendment and (ii) as to the follow up environmental testing reports by ATC Environmental, Inc. for OIC 510 (dated September 23, 1996) and OIC 609 dated (October 10 1996) ("510/609 Follow Up Reports"). The Environmental Approval Date for the 510/609 Follow Up Reports shall be October 17, 1996, it being expressly agreed that (i) the standard for disapproval of the 510/609 Follow Up Reports shall be whether such reports are consistent in all material respects with the prior environmental reports for such properties and (ii) such disapproval shall in no event encompass disapproval based on items other than the 510/609 Follow Up Reports.

         2. SIGN EASEMENT. If so requested by Buyer and Orchard Properties, Sellers shall execute and deliver to Buyer at the Closing an amendment to the sign easement referred to in the October 11 Items (in the form attached hereto as Exhibit A), and at the Closing Sellers shall pay the consideration payable to Orchard Properties in respect of its execution of the Amendment up to, but not more than, the amount of Forty Thousand Dollars ($40,000).

         3. NYLICO LOANS The Buyer has obtained from NYLICO a letter dated October 11, 1996, ("NYLICO Consent"). Conditioned upon the Buyer making all payments referred to in the NYLICO Consent as set forth in Section 2.1 of the Agreement or reimbursing Sellers for any such payments made by Sellers, the Sellers hereby agree to (i) deliver an acceptance of the NYLICO Consent substantially in the form attached hereto as Exhibit B, provided that such acceptance shall expressly disclaim any obligation of any Seller to incur any current or future liability, expend any monies, or waive or surrender any right or privilege deemed (in the sole discretion of the applicable Seller) desirable or valuable and (ii) to use reasonable efforts, as defined herein to assist Buyer in consummating the transactions contemplated by the NYLICO Consent. For purposes hereof, the "reasonable efforts" of Sellers shall mean the timely exercise of diligent efforts, including the assertion of contractual rights possessed by the Sellers, but only to the extent Thomas J. Lunny is now aware or subsequently becomes informed of such rights. The term shall not, however, include any obligation of any seller to incur any current or future liability, expend any monies, or waive or surrender any right or privilege deemed (in the sole discretion of the applicable Seller) desirable or valuable.

   Your continued cooperation in connection with this matter is appreciated.

                                Very truly yours,

                                OIC 315, OIC 51O, OIC 606, OIC 607,
                                OIC 609, OIC 751 and OIC 901

                                By:     NELO, L.P., a California limited
                                        partnership, its general partner

                                By:     Metropolitan Life Insurance
                                        Company, a New York
                                        corporation


                                        By: /s/ Mark Wilsmann
                                           -------------------------------
                                        Its: Assistant Vice President
                                             -----------------------------

                                By:     COI, Ltd., a California
                                        limited partnership

                                By:     Metropolitan Life Insurance
                                        Company, a New York
                                        corporation


                                        By/s/ Mark Wilsmann
                                          --------------------------------
                                        Its:Assistant Vice President

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA  02117




                                November 4, 1996

VIA FACSIMILE

CarrAmerica Realty Corporation
1700 Pennsylvania Avenue
Washington, D.C.  20006

Attention:       Joseph D. Wallace, Vice President

         RE: THE NELO/ORCHARD PORTFOLIO: EXTENSION OF CLOSING DATE TO NOVEMBER 5, 1996

Dear Mr. Wallace:

         Reference is made to that certain Purchase and Sale Agreement dated as of August 27, 1996 (as amended, the "Agreement"), among (i) Orchard Investment Company Number 315 ("OIC 315"), Orchard Investment Company Number 510 ("OIC 510"), Orchard Investment Company Number 606 ("OIC 606"), Orchard Investment Company Number 607 ("OIC 607"), Orchard Investment Company Number 609 ("OIC 609"), Orchard Investment Company Number 751 ("OIC 751"), and Orchard Investment Company Number 901 ("OIC 901") (collectively, the "Sellers"), and
(ii) CarrAmerica Realty Corporation ("Buyer"). All defined terms used herein not otherwise defined herein shall have the same meanings as they have in the Agreement.

         The Agreement establishes November 4, 1996 as the Closing Date. Notwithstanding the efforts of the Sellers and Buyer, however, a number of outstanding closing conditions remain unresolved as of the date hereof.

         Accordingly, the Buyer and the Sellers mutually hereby extend the Closing Date from November 4, 1996 to November 5, 1996. In all other respects, the Agreement is ratified and confirmed as being in full force and effect.

         If this letter accurately reflects the understanding between us, please execute a counterpart where indicated below.

                                 Very truly yours,

                                  OIC 315, OIC 51O, OIC 606, OIC 607,
                                  OIC 609, OIC 751 and OIC 901

                                  By:     NELO, L.P., a California limited
                                          partnership, its general partner

                                  By:     Metropolitan Life Insurance
                                          Company, a New York
                                          corporation

                                          By: /s/ Mark Wilsmann
                                             -------------------------------
                                          Its:Assistant Vice President
                                              -------------------------------

                                  By:     COI, Ltd., a California
                                          limited partnership

                                  By:     Metropolitan Life Insurance
                                          Company, a New York
                                          corporation

ACCEPTED AND AGREED TO                    By: /s/ Mark Wilsmann
this 4th day of November, 1996               -------------------------------
CARRAMERICA REALTY CORPORATION            Its: Assistant Vice President
                                               ------------------------------

By: /s/ Robert Stuckey
   -----------------------
Its:
    ------------------------------

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA  02117




                                November 5, 1996

VIA FACSIMILE

CarrAmerica Realty Corporation
1700 Pennsylvania Avenue
Washington, D.C.  20006

Attention:       Joseph D. Wallace, Vice President

         RE: THE NELO/ORCHARD PORTFOLIO: EXTENSION OF CLOSING DATE TO NOVEMBER 6, 1996

Dear Mr. Wallace:

         Reference is made to that certain Purchase and Sale Agreement dated as of August 27, 1996 (as amended, the "Agreement"), among (i) Orchard Investment Company Number 315 ("OIC 315"), Orchard Investment Company Number 510 ("OIC 510"), Orchard Investment Company Number 606 ("OIC 606"), Orchard Investment Company Number 607 ("OIC 607"), Orchard Investment Company Number 609 ("OIC 609"), Orchard Investment Company Number 751 ("OIC 751"), and Orchard Investment Company Number 901 ("OIC 901") (collectively, the "Sellers"), and
(ii) CarrAmerica Realty Corporation ("Buyer"). All defined terms used herein not otherwise defined herein shall have the same meanings as they have in the Agreement.

         The Agreement establishes November 5, 1996 as the Closing Date. Notwithstanding the efforts of the Sellers and Buyer, however, a number of outstanding closing conditions remain unresolved as of the date hereof.

         Accordingly, the Buyer and the Sellers mutually hereby extend the Closing Date from November 5, 1996 to November 6, 1996. In all other respects, the Agreement is ratified and confirmed as being in full force and effect.

         If this letter accurately reflects the understanding between us, please execute a counterpart where indicated below.

                                        Very truly yours,

                                        OIC 315, OIC 51O, OIC 606, OIC 607,
                                        OIC 609, OIC 751 and OIC 901

                                        By:     NELO, L.P., a California limited
                                                partnership, its general partner

                                        By:     Metropolitan Life Insurance
                                                Company, a New York
                                                corporation

                                                By: /s/ Mark Wilsmann
                                                   ----------------------------
                                                Its: Assistant Vice President
                                                     --------------------------

                                        By:     COI, Ltd., a California
                                                limited partnership

                                        By:     Metropolitan Life Insurance
                                                Company, a New York
                                                corporation

ACCEPTED AND AGREED TO                          By: /s/ Mark Wilsmann
this 5th day of November, 1996                     ----------------------------
                                                Its:Assistant Vice President
                                                    ---------------------------
CARRAMERICA REALTY CORPORATION

By:/s/ Robert Stuckey
   -------------------------------
Its
   -------------------------------





                                       2